UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

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DXP Enterprises, Inc.
(Name of Registrant as Specified In Its Charter)

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DXP ENTERPRISES, INC.
7272 Pinemont
Houston, Texas 77040
(713) 996-4700

May 4, 2016

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of DXP Enterprises, Inc. to be held at 9:00 a.m., Central Daylight Time, on Monday, June 20, 2016 at our offices, 7272 Pinemont, Houston, Texas 77040.

This year you will be asked to consider proposals concerning: (i) the election of directors, (ii) approval of the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), and (iii) approval of the material terms of the performance goals that are included in the 2016 Plan.  Shareholders will also be asked to approve a non-binding resolution to endorse the Company's executive compensation program. These matters are explained more fully in the attached proxy statement, which you are encouraged to read.

The Board of Directors recommends that you approve the proposals and urges you to vote at your earliest convenience, whether or not you plan to attend the Annual Meeting.

Thank you for your cooperation.

Sincerely,

David R. Little
Chairman of the Board,
President and Chief Executive Officer

DXP ENTERPRISES, INC.
7272 Pinemont
Houston, Texas 77040

Notice of Annual Meeting of Shareholders to be Held June 20, 2016

The Annual Meeting of the Shareholders of DXP Enterprises, Inc., a Texas corporation, will be held on Monday, June 20, 2016, at 9:00 a.m., Central Daylight Time, at the DXP Enterprises, Inc. offices at 7272 Pinemont, Houston, Texas 77040, for the following purposes:

1.	To elect four directors to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;
2.	To approve adoption of the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan;
3.	To approve the material terms of the performance goals that are included in the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan;
4.	To approve, on a non-binding, advisory basis, the compensation of the named executive officers; and
5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The holders of record of Common Stock, Series A Preferred Stock and Series B Preferred Stock at the close of business on April 25, 2016, will be entitled to vote at the meeting. Please note that there are separate forms of proxy cards for each class of stock.

By Order of the Board of Directors,

Mac McConnell, Secretary

May 4, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
JUNE 20, 2016

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”) related to the Internet availability of proxy materials, DXP Enterprises, Inc. is providing access to its proxy materials by notifying you of the availability of its proxy materials on the internet. DXP’s Proxy Statement for the Annual Meeting to be held on June 20, 2016 and Annual Report on Form 10-K are available at http://materials.proxyvote.com/233377, which does not have “cookies” that identify visitors to the site. This website is not a form for voting and presents only an overview of the more complete proxy materials. Shareholders are encouraged to access and review the proxy materials before voting. This site will also have directions to attend the meeting and vote in person.

DXP ENTERPRISES, INC.
Proxy Statement
For Annual Meeting of Shareholders
to be Held June 20, 2016

This Proxy Statement is furnished to the shareholders of DXP Enterprises, Inc. (the “Company” or “DXP”), 7272 Pinemont, Houston, Texas 77040 (Tel. No. 713 996-4700), in connection with the solicitation by the Board of Directors of DXP (the “Board”) of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, June 20, 2016, at 9:00 a.m., Central Daylight Time, at DXP’s principal executive offices, 7272 Pinemont, Houston, Texas 77040, or any adjournment thereof.

Proxies, appointing David R. Little and Mac McConnell to serve as proxies, in the form enclosed, properly executed by shareholders and received in time for the meeting, will be voted as specified therein, unless revoked in the manner provided below. The Board recommends a vote “FOR” the nominees for director listed in the proxy statement and the accompanying proxy card, “FOR” approval of the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), “FOR” approval of the material terms of the performance goals that are included in the 2016 Plan, and "FOR" approval, on a non-binding, advisory basis, the compensation of the named executive officers. If a shareholder does not specify otherwise in the proxy, the shares represented by his or her proxy will be voted as recommended by the Board. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire.  The proxy may be revoked at any time before it is exercised by written notice delivered to the Corporate Secretary at 7272 Pinemont, Houston, Texas 77040 at or prior to the meeting. We are mailing to shareholders of record a Notice of Internet Availability of Proxy Materials and will make this proxy statement and our annual report, which contains audited financial statements for the year ended December 31, 2015, available to our shareholders of record on or about May 4, 2016.

At the close of business on April 25, 2016 (the "Record Date") there were outstanding and entitled to vote 14,429,780 shares of Common Stock, par value $0.01 per share (the “Common Stock”), 1,122 shares of Series A Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), and 15,000 shares of Series B Preferred Stock, par value $1.00 per share (the “Series B Preferred Stock”), and only the holders of record on the Record Date are entitled to vote at the meeting.

The holders of record of Common Stock on the Record Date will be entitled to one vote per share on each matter presented to such holders at the meeting. The holders of record of Series A Preferred Stock and Series B Preferred Stock on the Record Date will be entitled to one-tenth of one vote per share on each matter presented to such holders at the meeting voting together with the holders of Common Stock as a single class. The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock is necessary to constitute a quorum for the transaction of business at the meeting.

Shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a class, held by shareholders present in person or represented by proxy, including shares held by shareholders that abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present at the meeting.

If a broker does not have discretionary voting authority to vote shares for which it is the holder of record with respect to a particular matter at the meeting, the broker cannot vote the shares, they will return a broker non-vote as to that matter, and the broker non-votes will not be counted as present in determining whether a quorum is present.  Because there is not a routine matter on the ballot, on which brokers can vote without direction, broker non-votes will have no effect on matters that require approval by the affirmative vote of a majority of the shares present and entitled to vote on the matter.  Abstentions will be counted as votes against a proposal for matters that require approval by the affirmative vote of a majority of the shares present and entitled to vote on the matter.  Broker non-votes and any abstentions would not be treated as a vote for or against a matter that requires the affirmative vote of a certain percentage of the votes cast on that matter.

The affirmative vote of the holders of shares representing a plurality of the votes cast by the holders of our Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a single class and entitled to vote at the meeting is required for the election of directors. The affirmative vote of the holders of shares representing at least a majority of the shares of our Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, that are entitled to vote at the meeting and that are represented at the meeting, by person or proxy, is required for (i) approval of the 2016 Plan, (ii) approval of the material terms of the performance goals that are included in the 2016 Plan, and (iii) approval of the non-binding, advisory vote on executive compensation.

MATTERS TO COME BEFORE THE MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

The holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, are entitled to vote with respect to each of the four nominees for election to the Board. All directors hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

It is the intention of the persons named in the proxies for the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock to vote the proxies “FOR” the election of each of the nominees named below, unless otherwise specified in any particular proxy. Management of DXP does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board. In accordance with DXP’s Bylaws and Texas law, a shareholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, present in person or by proxy at the meeting and entitled to vote on the election of directors will be elected directors.

The persons listed below have been nominated for election to fill the four director positions to be elected by the holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class.

NOMINEE	AGE	POSITION	SINCE

David R. Little	64	Chairman of the Board, President and Chief Executive Officer	1996

Cletus Davis	86	Director	1996

Timothy P. Halter	49	Director	2001

Glenn Robinson	65	Director	N/A*

*	Mr. Robinson is a new nominee and is not currently serving as a member of the Board.

Information Regarding Nominees and Directors

Background of Nominees for Director

David R. Little. Mr. Little has served as Chairman of the Board, President and Chief Executive Officer of DXP since its organization in 1996 and also has held these positions with SEPCO Industries, Inc., predecessor to the Company (“SEPCO”), since he acquired a controlling interest in SEPCO in 1986. Mr. Little has been employed by SEPCO since 1975 in various capacities, including Staff Accountant, Controller, Vice President/Finance and President. Mr. Little gives our Board insight and in-depth knowledge of our industry and our specific operations and strategies. He also provides leadership skills and knowledge of our local community and business environment, which he has gained through his long career with DXP and its predecessor companies.

Cletus Davis. Mr. Davis has served as a Director of DXP since 1996. Mr. Davis is an attorney, Board Certified as a Commercial Real Estate attorney, Texas Board of Specialization, practicing in the areas of commercial real estate, banking, corporate, estate planning and general litigation and is also a trained mediator. Since March 1992, Mr. Davis has practiced law with the law firm of Cletus Davis, P.C. Mr. Davis brings to our Board a diverse business background, financial experience, and experience analyzing risk.

Timothy P. Halter. Timothy P. Halter. Mr. Halter has served as a Director of DXP since July 2001. Mr. Halter is the Chairman and Chief Executive Officer of Halter Financial Group, Inc., a position he has held since 1995. Halter Financial Group is a Dallas, Texas based consulting firm specializing in the areas of mergers, acquisitions and corporate finance.  From March 2007 through December 2012, Mr. Halter served as President of Marketing Acquisition Corp., a public company, which was listed on the over-the-counter bulletin board and was not conducting business operations. From May 2010 through May 2011, Mr. Halter served as the sole officer and director of SMSA Treemont Acquisition Corp, a public company, which was listed on the over-the-counter bulletin board and was not conducting business operations. From May 2010 through May 2012, Mr. Halter served as the sole officer and director of SMSA Katy Acquisition Corp, a public company, which was listed on the over-the-counter bulletin board and was not conducting business operations. From May 2010 through August 2012, Mr. Halter served as the sole officer and director of SMSA Humble Acquisition Corp, a public company, which was listed on the over-the-counter bulletin board and was not conducting business operations. From May 2011 through February 2012, Mr. Halter was the president and principal shareholder of SMSA Dallas Acquisition Corp, which was registered under Section 12 of the Securities Exchange Act of 1934, but was not eligible to trade.

Bryan Wimberly. Mr. Wimberly will retire as a Director on June 20, 2016. Mr. Wimberly has served as a Director of DXP since July 24, 2013. Mr. Wimberly retired from DXP in 1999. At the time of his retirement from DXP, Mr. Wimberly was Senior Vice President-Corporate Development. Mr. Wimberly was employed by DXP, or its predecessor company, in various executive capacities since 1987. Prior to employment by DXP, Mr. Wimberly served as President and CEO of The Shoreline Companies, Inc. (a distributor of pumping and valve automation equipment headquartered in Houston, which was acquired by DXP). Mr. Wimberly is a graduate of Yale University with a BA and holds an MBA from the Wharton School of Finance. He is a founder and past president of GDPWW – a nation-wide organization of industrial distributors. Mr. Wimberly has served on the Board of Directors of Automation Technology, Inc., a privately owned Houston based manufacturer of valve automation equipment for the past three years. Mr. Wimberly brings the Board a broad business background, including experience with industrial distribution, corporate finance and mergers and acquisitions.

Glenn Robinson. Since 2011, Mr. Robinson has served as President of Gateway Solutions of N.A. providing product and market evaluation, strategic planning, business acquisition, oversight and operation services to industrial and municipal rotating equipment manufacturers and distributors. From 2009 through January 2016, Mr. Robinson served as director and partner of VERDER US, a master distributor and packager of niche European pump products. From 1988 through 2011, Mr. Robinson served as founder and president of GPM Industries and GPM Environmental, distributors of industrial and municipal engineered rotating equipment and related services. Mr. Robinson brings the Board a broad business background, including extensive knowledge of rotating equipment.  Mr. Robinson was recommended for nomination to the Board by the nominating committee.

Corporate Governance and Other Board Matters

DXP is committed to having sound corporate governance principles. Having such principles is essential to running DXP’s business efficiently and maintaining DXP’s integrity in the marketplace.

Code of Conduct and Code of Ethics for Senior Financial Officers

DXP has adopted a code of conduct for directors, officers (including DXP’s principal executive officer, principal financial officer and controller) and employees. Also, DXP has adopted a code of ethics for senior financial officers (including DXP’s principal executive office, principal financial officer and controller). The Code of Conduct and Code of Ethics for Senior Financial Officers are available on DXP’s website at http://www.DXPE.com. DXP intends to post amendments to or waivers (to the extent applicable to DXP’s principal executive officer, principal financial officer or controller, or persons performing similar functions), if any, from its Code of Ethics for Senior Financial Officers at the same location on the DXP website.

Policy Regarding Restricted Transactions

Our directors and executive officers are prohibited from engaging in speculative transactions in Company securities, such as trading in puts and calls, or selling securities short. We have adopted a pledging limitation policy for our directors and executive officers restricting directors and executive officers from pledging shares of the Company and holding shares of the Company in margin accounts. Directors and executive officers of the Company may pledge shares or hold shares in margin accounts so long as all of the following policy requirements are met: (i) prior to pledging shares or holding shares in a margin account such director or executive officer shall obtain approval from the Chief Financial Officer and General Counsel, and (ii) in no event shall the total number of shares collectively pledged by our directors and executive officers exceed 10% of the Company’s total outstanding Common Stock.

Board Independence

The Board has determined that each of the current directors standing for re-election, except David R. Little, the Chairman of the Board and Chief Executive Officer, has no material relationship with DXP (either directly or as a partner, shareholder or officer of an organization that has a relationship with DXP) and is “independent” within the requirements of the NASDAQ listing standards. Furthermore, the Board has determined that each of the members of each of the committees of the Board of Directors has no material relationship with DXP (directly or as a partner, shareholder or officer of an organization that has a relationship with DXP) and is “independent” within the requirements of the NASDAQ listing standards.

Board Structure and Committee Composition

The Board does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate or combined and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The directors serving on the Board possess considerable professional and industry experience and a unique knowledge of the challenges and opportunities that DXP faces. As such, the Board believes that it is in the best position to evaluate the needs of DXP and to determine how best to organize DXP’s leadership structure to meet those needs. The Board believes that the most effective leadership structure for DXP at the present time is for Mr. Little to serve as both Chairman of the Board and Chief Executive Officer.

This model has succeeded because it makes clear that the Chairman of the Board and Chief Executive Officer is responsible for managing our business, under the oversight and review of our Board. This structure also enables our Chief Executive Officer to act as a bridge between management and the Board, helping both to act together in pursuing the best interests of shareholders. Mr. Little has been our Chairman of the Board and Chief Executive Officer since DXP’s organization in 1996 and has been with DXP and its predecessor companies for over 39 years.

There is no specific lead independent director. The Board believes that there is already substantial independent oversight of DXP’s management and a strong counterbalancing governance structure in place, as demonstrated by the following:

•	We have a majority of independent directors: Three out of the four directors meet the criteria for independence required by NASDAQ; only Mr. Little is deemed not to be independent.

•	All committees are composed solely of independent directors: Our Audit, Compensation and Nominating and Governance Committees are each composed solely of independent directors. Each of our independent directors serves on each of the committees.

•	Non-employee directors meet regularly: Our non-employee directors typically meet in executive sessions without our employee director (Mr. Little) at each regularly scheduled Board meeting. Our non-employee directors held four executive sessions during the year ended December 31, 2015.

The Board has established an Audit Committee, a Nominating and Governance Committee and a Compensation Committee. During the fiscal year ended December 31, 2015, the Board met four times, the Compensation Committee met four times, the Nominating and Governance Committee met four times and the Audit Committee met four times. Each director attended all of the meetings of the Board and committees of which he was a member. DXP does not have a policy regarding director attendance at Annual Meetings of Shareholders. One director attended the last Annual Meeting of Shareholders.

Messrs. Davis, Halter, and Wimberly are the members of the Audit, Compensation and Nominating and Governance Committees. Upon election as director, Mr. Robinson is expected to become a member of the Audit, Compensation and Nominating and Governance Committees.

Audit Committee

DXP has an Audit Committee, which assists the Board in fulfilling its responsibilities for general oversight of the integrity of DXP’s financial statements, DXP’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of DXP’s independent auditors. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter; appoints, evaluates and determines the compensation of DXP’s independent auditors; reviews and approves the financial statements, the audit fee and the scope of the annual audit; reviews DXP’s disclosure controls and procedures, internal controls and corporate policies with respect to financial information; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on DXP’s financial statements. The Audit Committee works closely with management as well as DXP’s independent auditors. Furthermore, the Audit Committee has the responsibility of overseeing DXP’s Business Ethics Policy. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from DXP for outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The Board has determined that Audit Committee Chairman Tim Halter is an audit committee financial expert as defined by Item 407(d)(5)(ii) of Regulation S-K, as adopted by the Securities and Exchange Commission, and was independent within the meaning of the NASDAQ listing standards. The report of the Audit Committee is included herein beginning on page 20. A current copy of the charter of the Audit Committee is available on DXP’s website at http://www.DXPE.com.

Compensation Committee

The Compensation Committee discharges the Board’s responsibilities relating to compensation of DXP’s executive officers and directors; produces an annual report on executive compensation for inclusion in DXP’s proxy statement; provides general oversight of equity compensation plans; and retains and approves the terms of the retention of any compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include: reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving employment agreements for executive officers; approving and amending DXP’s incentive compensation for executive officers and stock compensation programs (subject to shareholder approval if required); recommending director compensation to the Board; monitoring director and executive stock ownership; and annually evaluating its charter.

The Compensation Committee charter provides that the Compensation Committee may delegate any of its duties and responsibilities to a subcommittee of the Compensation Committee consisting of not less than two members of the Compensation Committee. No such delegation of duties and responsibilities occurred in 2015. In addition, the Compensation Committee may delegate to one or more individuals the administration of equity incentive or employee benefit plans, unless otherwise prohibited by law or applicable stock exchange rules. Any such delegation may be revoked by the Compensation Committee at any time.

A current copy of the charter for the Compensation Committee is available on DXP’s website at http://www.DXPE.com.

Nominating and Governance Committee

The Nominating and Governance Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include: annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; coordinating and assisting management and the Board in recruiting new members to the Board; annually, and together with the Chairman of the Compensation Committee, evaluating the performance of the Chairman of the Board and Chief Executive Officer and presenting the results of the review to the Board and to the Chairman of the Board and Chief Executive Officer; reviewing and recommending proposed changes to DXP’s charter or bylaws and Board committee charters; recommending Board committee assignments; reviewing governance-related shareholder proposals and recommending Board responses; and conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members.

A current copy of the charter for the Nominating and Governance Committee is available on DXP’s website at http://www.DXPE.com.

Board’s Role in Risk Oversight

Our Board administers its risk oversight function primarily by receiving regular reports from Mr. Little, our Chairman of the Board and Chief Executive Officer, and other members of our senior management who supervise various aspects of our business, including operations, finance, compliance, investor relations and safety and environmental matters, on risk management. The Audit Committee and the Compensation Committee review risks related to the Company’s financial and compensation practices, respectively. By having these committees engaged in aspects of risk oversight, the Board intends to have a focus on financial, enterprise and compensation risks. The Board believes that its administration of risk management oversight has not affected the Board’s leadership structure, as described above.

Consideration of Shareholder Recommendations

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder recommendations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such recommendations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under “Director Qualifications.” Any shareholder recommendations proposed for consideration by the Nominating and Governance Committee should include the nominee's name and qualifications for board membership and should be addressed to:

Corporate Secretary
DXP Enterprises, Inc.
7272 Pinemont
Houston, Texas 77040

Director Qualifications

Members of the Board should have the highest professional and personal ethics and values, consistent with longstanding DXP values and standards. They should have broad experience at the policy-making level in business, government, education or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform all director duties responsibly. The Nominating and Governance Committee does not have a specific policy regarding diversity and believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experiences, knowledge, attributes and abilities that will allow the Board to fulfill its responsibilities.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year. The Nominating and Governance Committee will consider properly submitted shareholder nominations for candidates for the Board as set forth in the Company’s bylaws, and the procedures described in the section entitled “Procedures for Next Annual Meeting” in this proxy statement. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting prior to the issuance of the proxy statement for DXP’s Annual Meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee. In evaluating such nominations, the Nominating and Governance Committee will seek to achieve a balance of knowledge, experience and capability on the Board.

Executive Sessions

Executive sessions of non-management directors are held at least four times a year. The sessions are scheduled and chaired by the Chair of the Audit Committee. Any non-management director may request that an additional executive session be scheduled.

Communications with the Board

Shareholders may communicate with the Board by submitting an e-mail to the attention of the Board at hrgrp@dxpe.com or by mailing correspondence to the Board of Directors c/o Human Resources, 7272 Pinemont, Houston, Texas 77040. All such correspondence will be forwarded to the Board. Communications that are intended specifically for non-management directors should be sent to the attention of the Audit Committee. All such correspondence will be forwarded to the Chairman of the Audit Committee, or if unavailable, to the other members of the Audit Committee.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 15, 2016 with respect to (i) persons known to DXP to be beneficial holders of five percent or more of the outstanding shares of either Common Stock, Series A Preferred Stock or Series B Preferred Stock, (ii) named executive officers, directors and director nominees of DXP and (iii) all executive officers and directors of DXP as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power, as applicable, over the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock listed below. We calculated the percentage of shares outstanding based on 14,429,780 shares of Common Stock, 1,122 shares of Series A Preferred Stock, and 15,000 shares of Series B Preferred Stock outstanding as of April 15, 2016. In accordance with SEC regulations, we also include shares issuable upon settlement of restricted stock units (“RSUs”) that are vested, or will become vested within 60 days of April 15, 2016 (the “table date”). Those shares are deemed to be outstanding and beneficially owned by the person holding such RSU for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

NAME OF BENEFICIAL OWNER (1)	COMMON STOCK	%	SERIES A PREFERRED STOCK	%	SERIES B PREFERRED STOCK	%
David R. Little (2)	1,350,950	9.4%			15,000	100.0%
Mac McConnell	129,444	*
Wayne Crane (3)	4,800	*
John Jeffery (4)	15,514	*
David Vinson (4)	6,226	*
Cletus Davis, Director (5)	19,045	*
Timothy P. Halter, Director (5)	15,841	*
Bryan Wimberly, Director (5)	4,573	*
All executive officers and, directors as a group (11 persons) (6)	1,631,536	11.3%			15,000	100.0%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355 (7)	978,290	6.8%
Van Berkom & Associates, Inc. 1130 Sherbrooke Street West, Ste. 1005 Montreal, Quebec H3A 2M8 (8)	945,366	6.6%
Blackrock, Inc. 55 East 52nd Street New York, NY 10022 (9)	1,628,862	11.3%
Donald E. Tefertiller (10)			374	33.3%
Norman O. Schenk (10)			374	33.3%
Charles E. Jacob (10)			187	16.7%
Ernest E. Herbert (10)			187	16.7%
*Less than 1%

(1)	The business address for all listed beneficial owners is 7272 Pinemont, Houston, Texas 77040, unless otherwise noted.

(2)	Excludes 13,000 RSUs that vest after 60 days subsequent to the table date and are subject to possible forfeiture.

(3)	Excludes 3,200 RSUs that vest after 60 days subsequent to the table date and are subject to possible forfeiture.

(4)	Excludes 3,000 RSUs that vest after 60 days subsequent to the table date and are subject to possible forfeiture.

(5)	Excludes 1,657 RSUs that vest after 60 days subsequent to the table date and are subject to possible forfeiture.

(6)	Excludes RSUs that vest after 60 days subsequent to the table date and are subject to possible forfeiture in notes (1) through (5) as well as an additional 29,800 RSUs that vest after 60 days subsequent to the table date and are subject to possible forfeiture from four officers of the Company not listed in the table above.

(7)	Based solely on a Schedule 13G filed with the SEC on February 11, 2016, The Vanguard Group and its subsidiaries have sole voting power with respect to 19,269 of these shares, sole distributive power with respect to 978,290 shares, and shared distributive power over 18,869 shares with Vanguard Investment Trust Company..

(8)	Based solely on a Schedule 13G filed with the SEC on February 5, 2016, Van Berkom & Associates, Inc. have sole voting power with respect to 945,366 of these shares and sole distributive power with respect to 945,366 shares.

(9)	Based solely on a Schedule 13G/A filed with the SEC on January 8, 2016, BlackRock, Inc. and its subsidiaries have sole voting power with respect to 1,597,910 of these shares and sole distributive power with respect to 1,628,862 shares.

(10)	The last known addresses for Donald Tefertilla, Norman O. Schenk, Charles Jacob and Ernest E. Herbert are 4425 Congressional Drive, Corpus Christi Texas 78413, 4415 Waynesboro, Houston, Texas 77035, P.O. Box 57, Kenner, Louisiana 70062 and 320 Time Saver Avenue, Harahan, LA 70123, respectively.

EXECUTIVE OFFICERS

The following section sets forth the names and background of the executive officers.

Background of Executive Officers

NAME	POSITION	AGE
David R. Little	Chairman of the Board, President and Chief Executive Officer	64
Mac McConnell	Senior Vice President/Finance, Chief Financial Officer and Secretary	62
David C. Vinson	Senior Vice President/Innovative Pumping Solutions	65
John J. Jeffery	Senior Vice President/Supply Chain Services & Marketing	48
Todd Hamlin	Senior Vice President/Service Centers	44
Kent Yee	Senior Vice President/Corporate Development	40
Wayne Crane	Senior Vice President/Information Technology	53
Gary Messersmith	Senior Vice President/General Counsel	67

David R. Little. Mr. Little has served as Chairman of the Board, President and Chief Executive Officer of DXP since its organization in 1996 and also has held these positions with SEPCO Industries, Inc., predecessor to the Company (“SEPCO”), since he acquired a controlling interest in SEPCO in 1986. Mr. Little has been employed by SEPCO since 1975 in various capacities, including Staff Accountant, Controller, Vice President/Finance and President. Mr. Little gives our Board insight and in-depth knowledge of our industry and our specific operations and strategies. He also provides leadership skills and knowledge of our local community and business environment, which he has gained through his long career with DXP and its predecessor companies.

Mac McConnell. Mr. McConnell was elected Senior Vice President/Finance and Chief Financial Officer in September 2000. From February 1998 until September 2000, Mr. McConnell served as Senior Vice President, Chief Financial Officer and a director of Transportation Components, Inc., a NYSE-listed distributor of truck parts. From December 1992 to February 1998, he served as Chief Financial Officer of Sterling Electronics Corporation, a NYSE-listed electronics parts distributor, which was acquired by Marshall Industries, Inc. in 1998. From 1990 to 1992, Mr. McConnell was Vice President-Finance of Interpak Holdings, Inc., a publicly-traded company involved in packaging and warehousing thermoplastic resins. From 1976 to 1990, he served in various capacities, including as a partner, with Ernst & Young LLP.

David C. Vinson. Mr. Vinson was elected Senior Vice President/Innovative Pumping Solutions in January 2006. He served as Senior Vice President/Operations of DXP from October 2000 to December 2005. From 1996 until October 2000, Mr. Vinson served as Vice President/Traffic, Logistics and Inventory. Mr. Vinson has served in various capacities with DXP since his employment in 1981.

John J. Jeffery. Mr. Jeffery serves as Senior Vice President of Supply Chain Services, Marketing and Information Technology and has served as an officer of the Company since 2006. He oversees the strategic direction for the Supply Chain Services business unit while leveraging both Marketing and Information Technology to drive innovative business development initiatives for organizational growth and visibility. He began his career with T.L. Walker, which was later acquired by DXP in 1991. During his tenure with DXP, Mr. Jeffery has served in various significant capacities including branch, area, regional and national sales management as well as sales, marketing and Service Center vice president roles. He holds a Bachelor of Science in Industrial Distribution from Texas A&M University and is also a graduate of the Executive Business Program at Rice University.

Todd Hamlin. Mr. Hamlin was elected Senior Vice President of DXP Service Centers in June of 2010. Mr. Hamlin joined the Company in 1995. From February 2006 until June 2010 he served as Regional Vice President of the Gulf Coast Region. Prior to serving as Regional Vice President of the Gulf Coast Region he served in various capacities, including application engineer, product specialist and sales representative. From April 2005 through February 2006, Mr. Hamlin worked as a sales manager for the UPS Supply Chain Services division of United Parcel Service, Inc. He holds a Bachelors of Science in Industrial Distribution from Texas A&M University and a Master in Distribution from Texas A&M University. Mr. Hamlin serves on the Advisory Board for Texas A&M’s Master in Distribution degree program. In 2014, Mr. Hamlin was elected to the Bearing Specialists Association’s Board of Directors.

Kent Yee. Mr. Yee currently serves as Senior Vice President Corporate Development and leads DXP's mergers and acquisitions, business integration and internal strategic project activities. During March 2011, Mr. Yee joined DXP from Stephens Inc.'s Industrial Distribution and Services team where he served in various positions and most recently as Vice President from August 2005 to February 2011. Prior to Stephens, Mr. Yee was a member of The Home Depot’s Strategic Business Development Group with a primary focus on acquisition activity for HD Supply.  Mr. Yee was also an Associate in the Global Syndicated Finance Group at JPMorgan Chase. He has executed over 43 transactions including more than $1.4 billion in M&A and $3.4 billion in financing transactions primarily for change of control deals and numerous industrial and distribution acquisition and sale assignments. He holds a Bachelors of Arts in Urban Planning from Morehouse College and an MBA from Harvard University Graduate School of Business.

Wayne Crane. Wayne Crane currently serves as Senior Vice President and Chief Information Officer and leads DXP's information technology and telecommunications activities. Joining DXP as an officer in August 2011, Mr. Crane offers 25 years’ experience directing business and technology transformation for Fortune 1000 corporations and other technology based companies. Prior to DXP, Mr. Crane served as Chief Information Officer for CDS Global, a global technology solutions provider and wholly owned subsidiary of the Hearst Corporation. Until 2008, Mr. Crane served as CIO for the Attachmate/NetIQ, a publically traded systems and security management software company, where he was responsible for all technology efforts, including several business and product lines. Previously, Mr. Crane managed global technology efforts for BJ Services Company, a publicly traded oilfield services company. Mr. Crane holds a Master of Computer Science degree and an MBA.

Gary Messersmith. Mr. Messersmith serves as Senior Vice President and General Counsel of DXP Enterprises, Inc. Mr. Messersmith joined DXP as an officer on January 1, 2013 after practicing law for more than 39 years with Looper Reed & McGraw and with Fouts & Moore. During this period, Mr. Messersmith’s practice included corporate, real estate and oil and gas matters. From 1982 until 2001, Gary served as Managing Partner of Fouts & Moore. Gary obtained his Bachelor of Science Degree in Finance from Indiana University in 1971 and his J.D. from South Texas School of Law in 1975.

All officers of DXP hold office until the regular meeting of the board of directors following the Annual Meeting or until their respective successors are duly elected and qualified or their earlier resignation or removal.

Compensation Discussion and Analysis

The Compensation Committee is composed of Cletus Davis, Timothy Halter and Bryan Wimberly. The purpose of the Compensation Committee is to review, approve and make recommendations to the Board on matters regarding the compensation of officers, directors, employees, consultants and agents of DXP and act as the administrative committee for any stock plans of DXP. The Compensation Committee makes its compensation decisions based upon its own research and analysis, with input from the principal executive officer or chief executive officer other than with respect to his own compensation. The Compensation Committee has the authority to obtain advice and assistance from, and receive appropriate funding from DXP for, compensation consultants, legal, accounting and other advisors as the Compensation Committee deems necessary to carry out its duties. No compensation consultants were retained and no formal compensation studies were performed in connection with determining the 2015 compensation of our executive officers.

We have adopted a basic philosophy and practice of offering market competitive compensation that is designed to attract, retain and motivate a highly-qualified executive management team. With respect to our principal executive officer, principal financial officer and the other three most highly-compensated executive officers (collectively referred to as the “Named Executives”), this discussion describes our compensation philosophy and objectives, the methodologies used for establishing the compensation programs for the Named Executives and the policies and practices to administer such programs.

Compensation Philosophy and Objectives

The Compensation Committee is comprised entirely of non-employee directors. In addition to offering market competitive compensation programs, we place significant emphasis on pay for results where the primary goal is to motivate executive management to achieve the business and strategic objectives that drive shareholder value. Our executive compensation programs have been designed to achieve the following objectives:

•	attract and retain talented and experienced executives by offering market competitive compensation;
•	encourage teamwork and support a pay-for-results policy; and
•	motivate key executives to achieve strategic business initiatives and to reward them for their achievements.

In pursuit of these objectives, the Compensation Committee believes that the compensation packages provided to the Named Executives should include both base salary and incentive compensation, with an emphasis on pay that is based on DXP’s performance.

Methodologies for Establishing Compensation

In determining the appropriate compensation levels for our Chief Executive Officer, the Compensation Committee meets outside the presence of all of our executive officers. With respect to the compensation levels of all other Named Executives, the Compensation Committee meets with our Chief Executive Officer who makes recommendations to the committee regarding the compensation of the other Named Executives.

The Compensation Committee carefully considers the recommendations of the Chief Executive Officer when making decisions on setting base salary and granting awards under the incentive cash bonus plan to other Named Executives. The Compensation Committee determines equity incentive awards for each Named Executive on a case by case basis. In making compensation determinations, the Compensation Committee acts on the recommendations of the Chief Executive Officer, with modifications as deemed appropriate by the Compensation Committee, for Named Executives other than the Chief Executive Officer. The Compensation Committee determines each element of compensation for the Chief Executive officer and the other Named Executives.

The allocation between cash and non-cash compensation for Named Executives is based on the Compensation Committee’s determination of the appropriate mix among base pay, annual cash incentives and long-term equity incentives to encourage retention and performance. For the fiscal year ended December 31, 2015, the elements of the compensation mix included:

•	Base salary;
•	Incentive cash bonuses;
•	Equity based compensation; and
•	Broad-based benefits programs.

Base Salary

The Compensation Committee establishes the base salary of each Named Executive based on consideration of the individual’s performance and experience, company performance and internal equitable considerations to support teamwork. The Compensation Committee considers the recommendations of our Chief Executive Officer in determining the appropriate base salary levels for the Named Executives, other than the Chief Executive Officer. The Compensation Committee considers the compensation of the Chief Executive Officers of other comparable publicly-held companies in determining the appropriate base salary for our Chief Executive Officer. Although the Compensation Committee believes that competitive base salaries are necessary to attract and retain a highly-qualified executive team, it believes that a significant portion of executive compensation should be based on a pay-for-results model.

Incentive Cash Bonuses

Each of our Named Executives is eligible to receive an incentive cash bonus.

Under the terms of the employment agreement with our Chief Executive Officer, he is entitled to receive a bonus of 5% of our profit before income tax, which is determined and paid on a quarterly basis. The Compensation Committee can decide to pay all or a portion of this bonus in the form of restricted stock. The determination of whether the bonus is to be paid in cash or shares of restricted stock is to be made prior to the date on which the amount of the bonus is determined. If shares of restricted stock will be issued, the number of shares is determined by dividing the portion of the bonus to be paid in restricted stock by the closing price of a share of our Common Stock on the last day of the month for which the bonus was earned, rounded up to the nearest whole share. For 2013, 2014, and 2015 all incentive cash bonuses were paid in cash. For 2015, the maximum incentive bonus for Mr. Little was $1,200,000, which he received for 2015.

At the beginning of each year, our Chief Executive Officer makes a recommendation to the Compensation Committee, which the Committee reviews and approves, regarding whether our other Named Executives will receive an incentive cash bonus and, if so, how the incentive cash bonus will be calculated. Each incentive cash bonus is calculated by multiplying our profit before income tax by two percentages. Profit before income tax, up to a maintenance amount, is multiplied by a percentage referred to as the Maintenance Incentive Factor. Profit before income tax above the maintenance amount is multiplied by a higher percentage referred to as the Growth Incentive Factor.

The two percentages are determined from a grid based upon the percentage determined by dividing profit before income tax by sales for the period. The grid for 2015 is as follows:

Income Before Taxes as a Percentage of Sales Equal to or Greater Than	Maintenance Incentive Factor	Growth Incentive Factor
0.0%	0.00%	0.00%
3.0%	0.16%	0.52%
3.5%	0.19%	0.61%
4.0%	0.21%	0.69%
4.5%	0.24%	0.78%
5.0%	0.27%	0.87%
5.5%	0.29%	0.95%
6.0%	0.32%	1.04%
6.5%	0.35%	1.13%
7.0%	0.37%	1.21%
7.5%	0.40%	1.30%
8.0%	0.43%	1.39%
8.5%	0.45%	1.47%
9.0%	0.48%	1.56%
9.5%	0.51%	1.65%

The maintenance amount for 2015 was $81 million. For 2015, the maximum incentive cash bonus under the plan for our named executives participating in the plan ranged from $340,000 to $400,000. The incentive cash bonuses were determined and paid quarterly. See the “Summary Compensation Table” under the heading “Non-Equity Incentive Plan Compensation” for the incentive cash bonus amounts paid to our Named Executives in 2015.

Equity-Based Compensation

The Compensation Committee awards equity-based compensation to reward past performance and to retain our Named Executives by granting awards that vest over time. On May 4, 2011, the Compensation Committee of the Board of Directors of DXP Enterprises, Inc. established an equity incentive program under which David R. Little can earn an award of up to $500,000 of Common Stock under the 2005 Restricted Stock Plan each year for three years. Each award vests in one-third increments over three years. On May 11, 2012, the Compensation Committee amended this program, increasing the maximum annual award from $500,000 to $700,000. On May 13, 2013, the Compensation Committee further amended this program replacing the monetary thresholds into share amounts.  The amount of shares of each award will be determined based upon the increase of sales and net income for the preceding fiscal year. If both sales and net income increase by 20% or more for the preceding fiscal year the value of the award will be 15,000 shares.  An increase of less than 10% in sales and net income will result in an award of zero shares. Growth of between 10% and 20% will result in an award between zero and 15,000 shares as determined on a straight line basis by a matrix of sales growth and net income growth. Mr. Little was not granted any shares under this plan for 2015 results as a result of both sales and net income declining from the prior year.

The Compensation Committee determines whether grants of equity-based compensation will be given to the other Named Executives each year based on the performance of the Company as a whole, the performance of the business unit for which the Named Executive is responsible and the contribution that the Named Executive made to the Company, together with a recommendation of our Chief Executive Officer. The equity-based compensation awarded to the Named Executives is determined by the Compensation Committee on a case-by-case basis. Wayne Crane received an award of 4,000 shares of restricted stock during 2015. John Jeffery received an award of 3,000 shares of restricted stock during 2015. David Vinson received an award of 3,000 shares of restricted stock during 2015. There were no other equity awards given to the Named Executives during 2015.

Executive Employment Agreements

DXP entered into an employment agreement effective January 1, 2004, as amended, with Mr. Little. The agreement is for an initial term of three years, renewable annually for a term to extend three years from such renewal date. The agreement provides for compensation of a minimum amount of $448,000 per year, to be reviewed at least annually for possible increases, monthly bonuses equal to 5% of the profit before tax of DXP as shown on the books and records of DXP at the end of each month and other perquisites in accordance with DXP policy. The aggregate of the monthly bonuses in any calendar year must not exceed twice his annual base salary. In the event Mr. Little terminates his employment for “Good Reason” (as defined in the employment agreement), or is terminated by the Company for other than “Good Cause” (as defined in the employment agreement), Mr. Little would receive a cash lump-sum payment equal to the sum of (i) the base salary for the remainder of the employment period under the agreement, (ii) an amount equal to the sum of the most recent 12 months of bonus paid to him, (iii) two times the sum of his current annual base salary plus the total of the most recent 12 months of bonuses, (iv) all compensation previously deferred and any accrued interest thereon, and any accrued vacation pay not yet paid by the Company, and (v) continuation of benefits under the Company’s benefit plans for the current employment period. Mr. Little is also entitled under the agreement to certain gross-up payments if an excise tax is imposed pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended, which imposes an excise tax on certain severance payments in excess of three times an annualized compensation amount following certain changes in control or any payment of distribution made to him. In the event of Mr. Little’s death while employed by DXP, his estate will receive Mr. Little’s base salary in equal bi-weekly installments for a period of twenty-four months after the month of his death. In 2012, the Compensation Committee increased Mr. Little’s base salary from $448,000 to $600,000.

DXP entered into an employment agreement effective as of October 1, 2000, as amended, with Mr. McConnell. The agreement is for a term of one year, renewable automatically for one-year terms. The agreement provides for (i) base salary in the minimum amount of $170,000 per year and (ii) other perquisites in accordance with DXP policy. Under the agreement Mr. McConnell is entitled to an incentive cash bonus as described on page 12. In the event Mr. McConnell terminates his employment for “Good Reason” (as defined in the employment agreement), or is terminated by DXP for other than “Cause” (as defined in the employment agreement), he would receive (i) twenty-six bi-weekly payments totaling $170,000, (ii) a termination bonus equal to the previous four quarterly bonuses and (iii) any other payments due through the date of termination. In the event Mr. McConnell dies, becomes disabled or terminates the agreement with notice or the agreement is terminated by DXP for Cause, Mr. McConnell or Mr. McConnell’s estate, as applicable, would receive only the payments then due to him under the agreement through the date of termination.

Broad-Based Benefits Programs

Broad-based benefits, which are available to all employees, include health, dental, disability and life insurance, paid vacation time and company contributions to a 401(k) profit-sharing retirement plan. These benefits are provided in accordance with practices within the marketplace and, we believe, are a necessary element of compensation in attracting and retaining employees.

Internal Revenue Code Section 162(m) Consideration

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

The Compensation Committee designs certain components of executive compensation to ensure full deductibility. The Compensation Committee believes, however, that shareholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Compensation Committee has from time to time approved elements of compensation for certain officers that are not fully deductible and reserves the right to do so in the future in appropriate circumstances.

Administrative Policies and Practices

In administering the compensation programs of the Named Executives, the Compensation Committee meets at least four times a year in conjunction with regularly scheduled Board meetings. The Compensation Committee also meets telephonically to discuss special items (such as the payment of special bonuses). The Compensation Committee members regularly confer with our chief executive officer on matters regarding the compensation of the Named Executives, other than the chief executive officer, and other executive officers.

Influence of Say on Pay Results on Executive Compensation Decisions

The Compensation Committee is attentive to the outcome of the shareholder “Say on Pay” vote. At the Company’s 2015 annual shareholder meeting, the holders of 11,261,113 shares of common stock cast votes for approval of the proposal and only the holders of 258,781 shares of common stock cast votes against approval of the proposal. In addition, all shares of Series A Preferred Stock and Series B Preferred Stock that cast votes at the 2015 annual shareholder meeting cast votes for approval of the proposal. As such, the Compensation Committee did not change any practices or programs as a result of the 2015 meeting’s “Say on Pay” vote outcome.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or employee of the Company during 2015, and no member of the Compensation Committee was an officer of the Company or any of its subsidiaries during the prior three years. In addition, during 2015, none of our executive officers served as a member of a compensation committee or board of directors of any other entity, an executive officer of which served as a member of our Board.

ANNUAL COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.

Members of the Compensation Committee:
Cletus Davis (Chairman)
Timothy P. Halter
Bryan Wimberly

2015 SUMMARY COMPENSATION TABLE

The following table shows the compensation earned by the Company and its subsidiaries for the years ended December 31, 2015, 2014 and 2013 to the Named Executives.

Name & Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
David R. Little President and CEO	2015 2014 2013	600,000 600,000 600,000	132,270 854,370 700,000	1,200,000 1,200,000 1,200,000	180,896 110,043 90,312	2,113,166 2,764,413 2,590,312
Mac McConnell, Senior VP And CFO	2015 2014 2013	170,000 170,000 170,000	- - -	59,460 278,816 340,000	9,735 9,554 9,451	239,195 458,370 519,452
Wayne Crane, Senior VP, Information Technology	2015 2014 2013	250,000 250,000 250,000	186,720 - -	- - -	14,180 9,000 5,000	450,900 259,000 255,000
John Jeffery, Senior VP, Supply Chain Services	2015 2014 2013	150,000 150,000 150,000	140,040 - -	59,460 278,816 350,000	16,501 13,766 13,720	366,001 442,582 513,720
David Vinson Senior VP, Innovative Pumping Solutions	2015 2014 2013	150,000 150,000 150,000	140,040 - -	59,460 278,816 360,000	16,226 14,357 18,613	365,726 443,173 528,613

(1)	The amounts shown in the Stock Awards column reflect the full grant date fair value of restricted stock units awarded in 2015, 2014 and 2013, respectively, computed in accordance with applicable accounting guidance, as required by Securities and Exchange Commission regulations. See also Note 11, Share-based Compensation, to our audited financial statements included in our annual report on form 10-K for the year ended December 31, 2015. The stock award amount for Mr. Little for 2015, 2014 and 2013 represents awards earned based upon 2014, 2013 and 2012 performance under an equity incentive program for Mr. Little. The 2015, 2014 and 2013 awards were 20%, 20% and 60%, respectively, of the maximum awards under the program.

(2)	Amounts disclosed under “Non-Equity Incentive Plan Compensation” represents bonuses earned during the indicated fiscal year based upon pre-tax income pursuant to DXP’s incentive cash bonus plans, described on page 12, for services rendered in the indicated fiscal year. Bonus amounts earned are determined and paid quarterly.

(3)	Amounts disclosed under “All Other Compensation” for 2015 consists of the following:

ALL OTHER COMPENSATION
	David Little		Mac McConnell	Wayne Crane	John Jeffery	David Vinson
Other compensation
401(K) match	$5,300		$5,300	$5,180	$5,243	$5,243

Perquisites:
Personal use of company plane	151,358	(*)	-	-	-	-
Personal use of company-owned auto	-		4,435	-	2,534	3,088
Car allowance	-		-	9,000	-	-
Social club dues	24,238		-	-	8,724	7,895
	$180,896		$9,735	$14,180	$16,501	$16,226

(*) Represents an estimate of the incremental cost of personal use of DXP aircraft. DXP used a methodology that includes incremental cost such as aircraft fuel, landing and parking services, repairs and maintenance, crew travel expenses, in-flight food and beverages and other expenses.

OUTSTANDING EQUITY AWARDS

The following table sets forth certain information with respect to outstanding equity awards to the Named Executives as of December 31, 2015:

Outstanding Equity Awards at 2015 Fiscal Year End
Stock Awards*
Name	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
David R. Little	8,000(1) 3,123(2) 6,000(3) 3,000(4)	$ 182,400 $ 71,204 $ 136,800 $ 68,400	-	-
Wayne Crane	4,000(5)	$ 91,200	-	-
John Jeffrey	1,000(6) 3,000(7)	$ 22,800 $ 68,400	-	-
David Vinson	1,000(6) 3,000(7)	$ 22,800 $ 68,400	-	-

*	The Company has no outstanding options.
(1)	These shares vest in two equal installments commencing on October 24, 2016 and ending on October 24, 2017.
(2)	These shares vest on March 31, 2016.
(3)	These shares vest in two equal installments commencing on March 31, 2016 and ending on March 31, 2017.
(4)	These shares vest in three equal installments commencing on March 31, 2016 and ending on March 31, 2018.
(5)	These shares vest in five equal installments commencing February 25, 2016 and ended on February 25, 2020.
(6)	These shares vest on August 10, 2016.
(7)	These shares vest in three equal installments commencing on February 25, 2016 and ending on February 25, 2018.

Market value of shares of restricted stock that have not vested is calculated by multiplying the number of shares of stock that have not vested by the closing market price of our Common Stock at December 31, 2015, which was $22.80.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information with respect to option exercises and stock awards acquired on vesting during the fiscal year ended December 31, 2015 to the Named Executives.

2015 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David Little	-	-	9,635	394,871
Mac McConnell	-	-	-	-
Wayne Crane	-	-	1,000	45,800
John Jeffery	-	-	2,037	74,296
David Vinson	-	-	2,054	74,829

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended December 31, 2015 to the Named Executives.

2015 Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Numbers of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($)(2)
		Threshold ($)	Target ($)	Max ($)	Threshold ($)	Target ($)	Max ($)
David Little	-	-	1,200,000	1,200,000	-	-	-	-	-	-	-
	3/31/2015	-	-	-	-	-	-	3,000	-	-	132,270
Mac McConnell	-	-	340,000	340,000	-	-	-	-	-	-	-
Wayne Crane	2/25/2015	-	-	-	-	-	-	4,000	-	-	186,720
John Jeffery	-	-	370,000	370,000	-	-	-	-	-	-	-
	2/25/2015	-	-	-	-	-	-	3,000	-	-	140,040
David Vinson	-	-	400,000	400,000	-	-	-	-	-	-	-
	2/25/2015	-	-	-	-	-	-	3,000	-	-	140,040

(1) We award cash bonuses pursuant to our incentive cash bonus plans, as described on page 12, which provide for the payment of quarterly cash bonuses based upon pre-tax income. The actual amount earned by each of the Named Executives for fiscal year ended December 31, 2015 is set forth in the Summary Compensation Table under the column Non-Equity Incentive Plan Compensation.

(2) Represents the full grant date fair value of each award computed in accordance with applicable accounting guidance, as required by Securities and Exchange Commission regulations.  See also Note 11, Share-based Compensation, to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2015.

POTENTIAL PAYMENTS UPON TERMINATION

None of our Named Executives, other than Mr. Little and Mr. McConnell, is entitled to any payments from the Company in the event his employment by the Company terminates as a result of death or disability, or as the result of the voluntary or involuntary termination of his employment.

Mr. Little is not entitled to any payments from the Company in the event his employment by the Company terminates as a result of his voluntary termination other than for “Good Reason” (as defined in his employment agreement) or his involuntary termination by the Company for “Good Cause” (as defined in his employment agreement). In the event that the Company had terminated Mr. Little’s employment without “Good Cause” or he had voluntarily terminated with “Good Reason” on January 1, 2016, Mr. Little would have been entitled to a lump-sum severance payment of $6,600,000 and continuation of healthcare benefits and social club dues having a value of $126,075 for a total value of $6,726,075 In the event of Mr. Little’s death, his estate will receive Mr. Little’s base salary in equal bi-weekly installments for a period of twenty-four months after the month of his death. In the event Mr. Little had died on January 1, 2016, his family would have been entitled to payments totaling $1,200,000.

Mr. McConnell is not entitled to any payments from the Company in the event his employment by the Company terminates as a result of his death or disability or as the result of his voluntary termination other than for “Good Reason” (as defined in his employment agreement) or his involuntary termination by the Company for “Good Cause” (as defined in his employment agreement). In the event that the Company had terminated Mr. McConnell’s employment without “Good Cause” or he had voluntarily terminated with “Good Reason” on January 1, 2016, Mr. McConnell would have been entitled to a lump sum severance payment of $59,460 and twenty-six bi-weekly payments totaling $170,000.

COMPENSATION OF DIRECTORS

Director’s Fees. During 2015, each of our independent directors received a fee of $3,000 for each quarterly board meeting. Our directors who are our employees or otherwise are not independent do not receive any compensation for attending board or committee meetings.

Restricted Stock. In addition to the compensation set forth above, each non-employee director receives restricted stock granted under the Plan. The number of whole shares granted each July 1 is calculated by dividing $75,000 by the closing price of the Common Stock on such July 1. The fair value of restricted stock awards is measured based upon the closing prices of DXP’s Common Stock on the grant dates and is recognized as compensation expense over the vesting period of the awards.

On July 1, 2015, Messrs. Davis, Halter and Wimberly each received 1,657 shares of restricted stock. The shares of restricted stock vest on the anniversary of the date of grant.

The table below summarizes the compensation paid by the Company to our Directors, other than Mr. Little, for the fiscal year ended December 31, 2015.

2015 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Cletus Davis	$12,000	$74,996	-	-	-	-	$86,996
Timothy Halter	$12,000	$74,996	-	-	-	-	$86,996
Bryan Wimberly	$12,000	$74,996					$86,996

(1)	Reflects the full grant date fair value of the 2015 restricted stock awards to Messrs. Halter, Davis and Wimberly computed in accordance with applicable accounting guidance, as required by Securities and Exchange Commission regulations. The grant date fair value of each 2015 award was $74,996 for Messrs Davis, Halter and Wimberly, based on the closing price of our common stock on the grant date. See also Note 11, Share-based Compensation, to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2015. As of December 31, 2015, there were 4,971 shares of restricted stock outstanding under our Plan for non-employee directors, which reflects the 1,657 restricted shares granted to Messrs. Davis, Halter and Wimberly that were eligible for an award under the plan on July 1, 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2012 and 2013, the Company entered into multiple lease agreements for office space for a corporate location in a building owned by an entity controlled by Mr. Little. Charges incurred during 2015 for these leases amounted to $764,654. The Company will enter into more leases as DXP employees currently located at our current primary corporate location continue to migrate to the new office building owned by an entity controlled by Mr. Little.

During 2014, the Company entered into a lease agreement for warehouse and office space for a Service Center location in a building owned by an entity controlled by Mr. Little. Rent incurred by DXP during 2015 for this lease amounted to $916,488.

The Company employs two people who work for David Little maintaining real estate owned by Mr. Little. Mr. Little reimburses the Company for the cost of these employees including salaries, payroll taxes, 401(k) matching and health insurance at the COBRA rate. The cost to Mr. Little of these two employees during 2015 was $127,920.

The Company leased hunting facilities from an entity controlled by David Little for $73,333 for 2015. The Company employs four people who work for Mr. Little at the hunting facility. The cost to Mr. Little of these employees, including salaries, payroll taxes, health insurance at the COBRA rate, vehicles, fuel and supplies all of which Mr. Little reimbursed to the Company, was $300,747 for 2015.

In connection with a change in DXP personnel, Mr. Little inadvertently owed a balance of $113,535 as of December 31, 2015 to the Company for the expenses mentioned above at the hunting facility and other real estate property. Upon discovery, the unpaid balance was resolved and fully paid by Mr. Little in March 2016.

During 2015, the Company entered into a lease agreement for warehouse and office space for a Service Center location in a building owned by an entity in which Jay Randle, Senior Vice President, Nick Little, son of David Little, Kasey Maestas, daughter of David Little, and Andrea Gentle, daughter of David Little, hold a controlling interest. Charges incurred during 2015 for the lease amounted to $216,450. In February 2016, Jay Randle retired from the Company.

During 2014, the Company entered into multiple lease agreements for warehouse and office space for Service Center locations in buildings owned by an entity in which Jay Randle, Senior Vice President, holds an interest. Charges incurred during 2015 for these leases amounted to $1.1 million. In February 2016, Jay Randle retired from the Company.

During 2015, DXP entered into an agreement to form an entity for which DXP is the primary beneficiary and owns 47.5% of the equity. The remaining 52.5% of the equity ownership includes Jay Randle, Senior Vice President. At December 31, 2015, the total assets of the entity were $4.0 million, and consolidated losses for the year ended December 31, 2015 were $1.5 million. In February 2016, Jay Randle retired from the Company.

Nicholas Little, Regional Vice President, son of David Little, earned $187,209 during 2015. Mr. Paz Maestas, Vice President/Operations Support, son-in-law of David Little, earned $147,988 during 2015.

The Board has adopted written policies and procedures, to be applied by the Audit Committee of the Board, for review, approval or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transactions in which DXP is a participant, the amount involved exceeds $120,000 and any director, executive officer or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be reviewed by the Audit Committee of the Board of Directors to determine, among other things, the benefits of the transaction to DXP, the availability of other sources of comparable products or services and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties.

AUDIT COMMITTEE REPORT

The Audit Committee works closely with management, as well as with DXP’s independent auditors. The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2015 with management and the independent auditors. The Audit Committee also has discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 16 Communicating with Audit Committees as established by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on its discussions with management and with the Company’s independent auditors and on its own review of the Company’s financial statements, the Audit Committee has recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Members of the Audit Committee

Timothy P. Halter (Chairman)
Cletus Davis
Bryan Wimberly

PRINCIPAL AUDITOR FEES AND SERVICES

Grant Thornton LLP (“Grant Thornton”) served as independent auditors for the fiscal years ended December 31, 2015 and 2014. Representatives of Grant Thornton are expected to be present at the Annual Meeting, to have the opportunity to make a statement if they so desire and be available to respond to appropriate questions.

The following table shows the fees incurred by DXP for the audit and other services provided by Grant Thornton for 2015 and 2014.

	2015	2014
Audit Fees (1)	$1,003,811	$877,195
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$1,003,811	$877,195

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements and performance of procedures related to registration statements.

The Audit Committee considers the provision of services by Grant Thornton, if any, not related to the audit of DXP’s financial statements and the review of DXP’s interim financial statements when evaluating Grant Thornton’s independence.

The Audit Committee pre-approves all audit and permissible non-audit services by its independent registered public accountant prior to the receipt of such services. All services for the fiscal years ended December 31, 2015 and 2014 set forth in the table above were pre-approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16(a)”), requires DXP’s officers, directors and persons who own more than 10% of a registered class of DXP equity securities to file statements on Form 3, Form 4 and Form 5 with the Securities and Exchange Commission regarding ownership. Officers, directors and greater than 10% shareholders are required by Section 16(a) to furnish us, with copies of all Section 16(a) reports which they file. Based solely on a review of copies of such reports furnished to us all Section 16(a) filing requirements were met during the fiscal year ended December 31, 2015 with the exception of the following persons: (a) David Little, who had two late reports consisting of two transactions; (b) Mac McConnell, who had one late report consisting of one transaction; (c) David Vinson, who had eight late reports consisting of twelve transactions; (d) Todd Hamlin, who had three late reports consisting of three transactions; (e) John Jeffery, who had three late reports consisting of three transactions; (f) Kent Yee, who had three late reports consisting of three transactions; (g) Gary Messersmith, who had two late reports consisting of two transactions; (h) Wayne Crane, who had one late report consisting of one transaction; (i) Stephen Wick, who had one late report consisting of one transaction; (j) Tim Halter, who had one late report consisting of one transaction; (k) Bryan Wimberly, who had one late report consisting of one transaction; and (l) Cletus Davis, who had one late report consisting of one transaction

PROPOSAL 2.  APPROVAL OF THE DXP ENTERPRISES, INC. 2016 OMNIBUS INCENTIVE PLAN

Our Board of Directors (the “Board”) is submitting for shareholder approval the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan (“2016 Plan”) that, among other things, would provide for the issuance under the 2016 Plan of up to 500,000 shares of our common stock. The Board ratified and adopted the 2016 Plan on April 15, 2016, also subject to the approval of our shareholders. If the 2016 Plan is approved by our shareholders, the 2016 Plan will become effective on the date the 2016 Plan is so approved by the Company’s shareholders.  In addition, the Board of Directors approved, subject to and effective upon the approval of the 2016 Plan by the DXP shareholders, the termination of any future grants under all existing equity plans of DXP (the “Prior Plans”).  We are asking you to approve the 2016 Plan.

A summary of the material features of the Plan is set forth below. This summary is not a complete statement of the 2016 Plan and is qualified in its entirety by reference to the 2016 Plan, a copy of which is attached as Appendix A to this proxy statement.

Purpose of the Plan

Until July 15, 2015, the Committee authorized grants of restricted stock under DXP’s 2005 Restricted Stock Plan (the “2005 Plan”). At April 15, 2016, DXP had a total 76,665 non-vested shares outstanding.

Summary of the 2016 Plan

The 2016 Plan is a broad-based incentive plan that provides for the granting of awards to our employees, our non-employee directors, and non-employee service providers (“service providers”) in the future.

The 2016 Plan contains key features, including:

•	500,000 shares of our common stock reserved for issuance under the 2016 Plan;

•	for any type of award granted under the 2016 Plan, shares will be counted against the plan share limit as one share for every one share issued under the award;

•	the aggregate dollar value of shares of our common stock covered by awards that may be granted under the 2016 Plan to a non-employee director in any calendar year shall be no more than $150,000, determined as of the date of grant or grants; and

•	provisions relating to recoupment of compensation awarded to executives in the event we are required to prepare certain accounting restatements and pursuant to any of our policies established (now or in the future) in compliance with SEC rules regarding Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The 2016 Plan is intended to enable us to provide a means to continue to attract able directors, employees, and service providers. A further purpose of the 2016 Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance our profitable growth and thereby maximize shareholder value.

No awards will be made under the 2016 Plan unless and until the shareholders approve the 2016 Plan.

Reasons the Board Recommends Voting For Approval of the Adoption of the 2016 Plan

The Board believes that encouraging our employees, non-employee directors and service providers to own shares of our common stock fosters broad alignment between the interests of those individuals and the interests of our shareholders. The Board also believes that the 2016 Plan will help us to attract, motivate and retain talented, qualified employees, non-employee directors and service providers.

Potential Impacts of Approval of the 2016 Plan by the Shareholders

While adopting the 2016 Plan would dilute the interests of shareholders as the number of shares outstanding would increase as a result of the issuance of shares of our common stock under the 2016 Plan, the Board believes that adopting the 2016 Plan is in the best interest of the shareholders as the Board believes that granting equity-based compensation will incentivize our and our affiliates’ employees, non-employee directors and service providers to work to achieve stock price appreciation and will better enable us to attract and retain talented, qualified employees and service providers.

As of the close of business on April 15, 2016, we had 14,429,780 shares of common stock issued and outstanding (not including treasury shares).  During the period from 2013 through 2015, the Compensation Committee of the Board (the “Compensation Committee”) granted awards covering 184,828 shares of our common stock as follows:

Grants in 2013	96,788
Grants in 2014	52,219
Grants in 2015	35,821
Total	184,828

In setting and recommending to shareholders the number of shares authorized under the 2016 Plan, the Compensation Committee and the Board considered the historical number of equity awards granted during the prior three years, the need for anticipated grants in future years and potential dilution.  In addition, the Compensation Committee and the Board also considered the current economic climate and the likelihood that the Company would issue more equity awards in coming years to conserve cash for other purposes.  The Compensation Committee and the Board also considered the Company’s three-year (2013-2015) average burn rate (shares granted divided by weighted average shares outstanding) of approximately 0.4%. Based on historical granting practices and the recent trading price of our common stock at the close of trading on April 15, 2016, of $19.91, and anticipated grants in future years, the 2016 Plan is expected to cover awards for approximately 5 years.

Summary of Terms of the 2016 Plan

Certain features of our 2016 Plan are summarized below. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of our 2016 Plan attached as Appendix A to this proxy statement.

Number of Shares Subject to the 2016 Plan

If the shareholders approve of the adoption of the 2016 Plan, the aggregate maximum number of shares of our common stock that may be issued under the 2016 Plan will be 500,000 shares (collectively, the “Plan Share Limit”).  In addition, the maximum aggregate number of shares of our common stock that may be subject to incentive stock options granted under the 2016 Plan is 500,000.

Any shares of our common stock that are issued subject to an award granted under the 2016 Plan shall be counted against the Plan Share Limit as one share for every one share issued pursuant to the award.

The following rules will apply for purposes of the Plan Share Limit:

No Liberal Share Counting for Cashless Exercises of Options or Payment of Tax Withholding for Options and SARs. To the extent that shares of our common stock subject to an award granted under the 2016 Plan are used to pay (1) the exercise price under an option granted under the plan, under a net-settlement cashless exercise of all or a portion of the option, or (2) the tax withholding obligation arising with respect to an option or a stock appreciation right (“SAR”) granted under the plan, those shares will be treated as having been issued under the 2016 Plan and will be counted against the Plan Share Limit.

Gross Amount of Shares Subject to SARs Settled in Shares Counted Against the Plan Share Limit. The gross (rather than the net) number of shares of our common stock that are subject to SARs granted under the 2016 Plan that are settled in shares will be treated as issued under the 2016 Plan for purposes of the Plan Share Limit.

Forfeitures, Expirations, Settlements in Cash and Exchanges for Awards That Do Not Involve Shares. To the extent that shares of our common stock that are the subject of awards under the 2016 Plan are (1) forfeited or terminated, (2) expire unexercised, (3) are settled in cash in lieu of shares, or (4) are exchanged for awards that do not involve shares, such shares will not be treated as having been issued under the 2016 Plan but rather will again immediately become available to be issued pursuant to other awards granted under the 2016 Plan.

Shares Used to Satisfy Tax Withholding Obligations for Awards Other Than Options and SARs. To the extent that shares of our common stock subject to an award granted under the 2016 Plan other than an option or a SAR are used to pay the tax withholding obligation arising with respect to the award, those shares will be treated as having been issued under the 2016 Plan for purposes of the Plan Share Limit.

Eligibility for Awards

Our employees are eligible to receive awards under our 2016 Plan. In addition, the non-employee directors of our Company and service providers (consultants, agents, representatives, advisors, and independent contractors) who render services to the Company or an affiliate that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities, will be eligible to receive certain awards settled in shares of our common stock under our 2016 Plan.  Only those persons who are, on the dates of grant, key employees of the Company or any parent corporation or subsidiary corporation are eligible for grants of incentive stock options.  The only persons who are eligible to receive performance stock awards, performance unit awards and cash performance awards under the plan are key executive employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company.  Non-employee directors and service providers are only eligible to receive nonqualified stock options, SARs, restricted stock, and restricted stock unit awards.

We cannot determine at this time the ultimate number of employees, non-employee directors and service providers who will ultimately receive awards under the 2016 Plan because the Board and Compensation Committee have absolute discretion to select the individuals to whom awards shall be granted and the nature and amount of such awards. However, we currently have approximately 2,850 employees, approximately 300 key employees, 8 key executive employees and 3 non-employee directors who may potentially be eligible to receive awards under the 2016 plan. There are currently no service providers being considered for grants of awards under the 2016 Plan. Awards will be awarded in the Board’s or the Compensation Committee’s discretion on the basis of each eligible participant’s contribution to the Company’s goals and objectives.

Administration

The Board will administer the 2016 Plan with respect to awards to non-employee directors and the Compensation Committee will administer the 2016 Plan with respect to awards to employees and service providers.  In administering awards under our 2016 Plan the Board or the Compensation Committee, as applicable (the “committee”), has the power to determine the terms of the awards granted under our 2016 Plan, including the exercise price, the number of shares subject to each award and the exercisability of the awards. The committee also has full power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the plan.

On a calendar year basis, the committee may, by resolution, delegate to one or more of its members or to one or more officers of the Company the limited authority to grant awards under the 2016 Plan during such calendar year (other than performance stock award, performance unit awards and cash performance awards) to designated classes of employees, who are not officers of the Company or any affiliate and subject to the provisions of Section 16 of the Exchange Act, and to service providers.

Type of Awards

Under our 2016 Plan, the committee may grant:

•	options to acquire our common stock, both incentive stock options that are intended to satisfy the requirements of section 422 of the Internal Revenue Code and nonqualified stock options which are not intended to satisfy such requirements. The exercise price of options granted under our 2016 Plan must at least be equal to the fair market value of our common stock on the date of grant and the term of an option may not exceed ten years, except that with respect to an incentive stock option granted to any employee who owns more than 10% of the voting power of all classes of our outstanding stock as of the grant date the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date.

•	stock appreciation rights, or SARs, which allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The amount payable under the stock appreciation right may be paid in cash or with shares of our common stock, or a combination thereof, as determined by the committee.

•	restricted stock awards, which are awards of our shares of common stock that vest in accordance with terms and conditions established by the committee.

•	restricted stock units, which are awards that are based on the value of our common stock and may be paid in cash or in shares of our common stock.

•	other types of equity-based or equity-related awards not otherwise described by the terms and provision of the 2016 Plan, including the grant or offer for sale of unrestricted shares of the Company’s common stock, and which may involve the transfer of actual shares of the Company’s common stock or payment in cash or otherwise of amounts based on the value of shares of our common stock and may be designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

•	other cash-based awards to eligible persons in such amounts and upon such terms as the committee shall determine.

An award granted under the 2016 Plan must include a minimum vesting period of at least one year, provided, however, that an award may provide that the award will vest before the completion of such one year period upon the death or qualifying disability of the grantee of the award or a change of control of the Company and awards covering, in the aggregate, 25,000 shares of our common stock may be issued without any minimum vesting period.

Under our 2016 Plan, the Compensation Committee may also grant performance stock, performance unit and cash performance awards that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) (see Proposal 3 below). Performance stock, performance unit and cash performance awards are awards that will result in a payment to a participant only if the Section 162(m) performance goals included in the plan and established by the Compensation Committee for the award are achieved or the award otherwise vests in accordance Section 162(m).  A performance stock award is otherwise similar to a restricted stock award and a performance unit award is otherwise similar to a restricted stock unit award.

It is intended that our 2016 Plan will conform with the standards of Section 162(m) of the Internal Revenue Code with respect to performance stock, performance unit and cash performance awards intended to satisfy Section 162(m). The Compensation Committee will establish organization or individual performance goals which, depending on the extent to which they are met, will determine the number and the value of performance stock, performance units and annual incentive cash bonus amounts to be paid out to participants. Payment under performance unit awards may be made in cash or in shares of our common stock with equivalent value, or in some combination, as determined by the Compensation Committee.

The amount of, the vesting and the transferability restrictions applicable to any performance stock, performance unit and cash performance award will be based upon the attainment of such performance goals as the Compensation Committee may determine.

Awards may be granted under our 2016 Plan in substitution for stock options and other awards held by employees of other corporations who are about to become employees of our Company or any of its subsidiaries. The terms and conditions of the substitute awards granted may vary from the terms and conditions set out in our 2016 Plan to the extent the Board may deem appropriate.

Adjustment of Awards

The existence of outstanding awards will not affect in any way the right or power of our Company to make any adjustments, recapitalizations, reorganizations or other changes in our Company’s capital structure or its business. If our Company shall effect a capital readjustment or any increase or reduction of the number of shares of our common stock outstanding, without receiving compensation therefor in money, services or property, then the number and per share price of our common stock subject to outstanding awards under our 2016 Plan shall be appropriately adjusted.
If we are not the surviving entity in any merger, consolidation or other reorganization; if we sell, lease or exchange or agree to sell, lease or exchange all or substantially all of our assets; if we are to be dissolved; or if we are a party to any other corporate transaction, then the committee may:

•	accelerate the time at which some or all of the awards then outstanding may be exercised, after which all such awards that remain unexercised shall terminate;

•	require the mandatory surrender to our Company of some or all of the then outstanding awards as of a date in which event the committee will then cancel such awards and our Company will pay to each such holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of our Company in connection with such transaction over the exercise prices under such awards for such shares;

•	have some or all outstanding awards assumed or have a new award of a similar nature substituted for some or all of the then outstanding awards;

•	provide that the number of our shares of common stock covered by an award will be adjusted so that such award when exercised will then cover the number and class or series of our common stock or other securities or property to which the holder of such award would have been entitled pursuant to the terms of the agreement or plan relating to such transaction if the holder of such award had been the holder of record of the number of shares of our common stock then covered by such award; or

•	make such adjustments to awards then outstanding as the committee deems appropriate to reflect such transaction.

After a merger or consolidation involving our Company each holder of a restricted stock award granted under our 2016 Plan shall be entitled to have his restricted stock appropriately adjusted based on the manner in which the shares of our common stock were adjusted under the terms of the agreement of merger or consolidation.

Awards under our 2016 Plan shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

Term of the Plan and Period During Which Awards May Be Granted

The Board may alter, amend, or terminate our 2016 Plan and the committee may alter, amend, or terminate any award agreement in whole or in part; however, no termination, amendment, or modification shall adversely affect in any material way any award previously granted, without the written consent of the holder.

If approved, our 2016 Plan will become effective immediately after our annual meeting of shareholders and will continue indefinitely until it is terminated by the Board as provided in the 2016 Plan. However, as required by the Internal Revenue Code, no incentive stock option awards may be granted under our 2016 Plan on or after the tenth anniversary of the date the plan was adopted by the Board, unless our 2016 Plan is subsequently amended, with the approval of shareholders, to extend the period for granting such awards.

U.S. Federal Income Tax Consequences of Awards Granted Under Our 2016 Plan

The following is a general summary of certain of the U.S. Federal income tax consequences to participants who are either U.S. citizens or residents of certain transactions with respect to awards granted under our 2016 Plan.

Incentive Stock Options

When the committee grants an employee an incentive stock option to purchase shares of our common stock under our 2016 Plan, the employee will not be required to recognize any U.S. Federal taxable income as a result of the grant or as a result of the employee’s exercise of the incentive stock option; however, the difference between the exercise price and the fair market value of the shares of our common stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an incentive stock option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and our Company will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the incentive stock option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

However, if the employee sells the shares acquired upon exercise of an incentive stock option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and our Company will be entitled to a corresponding deduction. The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

Nonqualified Stock Options

When the committee grants a nonqualified stock option to purchase shares of our common stock under our 2016 Plan, the recipient will not be required to recognize any U.S. Federal taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the nonqualified stock option. Generally, the measure of the income will be equal to the difference between the fair market value of the shares of our common stock acquired on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the nonqualified stock option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. The income reportable on exercise of the nonqualified stock option by an employee is subject to Federal tax withholding. Generally, our Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a nonqualified stock option.

Stock Appreciation Rights

The grant of a SAR under our 2016 Plan generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for our Company, at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR (the appreciation in the fair market value of our common stock between the date of grant and the exercise date of the SAR). Generally, the measure of the income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR by an employee is subject to Federal tax withholding. Generally, our Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

Restricted Stock Awards

The grant of a restricted stock award under our 2016 Plan generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for our Company, at the time of grant unless the recipient timely makes an election under Section 83(b) of the Internal Revenue Code, as described below. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The income realized by an employee is subject to Federal tax withholding. The Company will be entitled to a deduction in the amount and at the time the recipient recognizes income. If an election under Section 83(b) of the Internal Revenue Code has not been made, any dividends received with respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed) generally will be treated as compensation that is taxable as ordinary income to the recipient and our Company will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restrictions have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and our Company will not be entitled to deductions with respect to the dividends.

If a participant makes an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the restricted shares awarded under the restricted stock award, the participant will recognize ordinary income on the date the shares are awarded. The amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the shares vest. However, if the shares are later forfeited, a loss can only be recognized up to the amount the participant paid, if any, for the shares.

Restricted Stock Unit Awards

The grant of a restricted stock unit award under our 2016 Plan generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for our Company at the time of grant. At the time a restricted stock unit award vests or is paid the recipient will recognize ordinary income and our Company will be entitled to a corresponding deduction. Generally, the measure of the income and deduction will be the fair market value of our Company’s common stock at the time the restricted stock unit is settled. The income realized under the restricted stock unit award that is reportable by an employee is subject to Federal tax withholding.

Performance Stock and Performance Unit Awards

Performance stock awards granted under our 2016 Plan generally have the same tax consequences as restricted stock awards as discussed above (except that the compensation deduction limitation described below generally will not apply). A recipient of a performance unit award under our 2016 Plan generally will not realize U.S. Federal taxable income at the time of grant of the award, and our Company will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the performance unit award are attained and amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and our Company will be entitled to a corresponding deduction.

Cash Performance Awards

The grant of an cash performance award under our 2016 Plan generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for us at the time of grant. At the time the cash performance award is paid in cash, the recipient will recognize ordinary income and our Company will be entitled to a corresponding deduction, in the amount of cash received by the recipient under the award at that time.

Other Cash-Based and Stock-Based Awards

The grant of a cash-based award under our 2016 Plan (that is not a cash performance award) generally will not result in the recognition of any U.S. Federal taxable income by the recipient or a deduction for us at the time of grant. At the time the other cash-based award is settled in cash, the recipient will recognize ordinary income and our Company will be entitled to a corresponding deduction, in the amount of cash received by the recipient under the award at that time.

Other stock-based awards granted under our 2016 Plan generally have the same tax consequences as restricted stock unit awards.

Compensation Deduction Limitation

Under Section 162(m) of the Internal Revenue Code, our Company’s Federal Income tax deductions for certain compensation paid to an employee who is a “covered employee,” as defined in Section 162(m) and the regulations and other guidance promulgated thereunder is limited to $1,000,000 per year. Section 162(m) provides an exception to this limitation for certain “performance based” compensation approved by a committee consisting solely of at least two “outside directors.” We believe that options to purchase shares of our common stock, stock appreciation rights and performance-based awards (performance stock, performance units and cash performance awards) granted under our 2016 Plan generally should qualify as performance based compensation for purposes of Section 162(m) of the Code.

New Plan Benefits

Future awards under the 2016 Plan to our non-employee directors, executive officers, employees and service providers are made at the discretion of the Compensation Committee, or the Board in certain instances, and are not subject to set benefits or amounts. For a discussion of the federal income tax consequences of the issuance and exercise of options shares underlying the 2016 Plan, please see the section entitled “U.S. Federal Income Tax Consequences of Awards Granted Under Our 2016 Plan.”

Equity Compensation Plan Information

The table below sets forth the following information as of the end of December 31, 2015 for (i) all compensation plans previously approved by our shareholders and (ii) all compensation plans not previously approved by our shareholders:

Plan category	Number of Shares to be issued on exercise of outstanding options	Weighted average exercise price of outstanding options	Non-vested restricted shares outstanding	Weighted average grant price	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders	N/A	N/A	137,507	$54.58	-	(1)
Equity compensation plans not approved by shareholders	N/A	N/A	N/A	N/A	N/A
Total	N/A	N/A	137,507	$54.58	-	(1)

(1) The 2005 Restricted Stock Plan expired on July 15, 2015.

Required Vote

The Plan is being submitted to the shareholders for approval, and it will not become effective until it is approved by DXP’s shareholders. Approval of the proposal requires the affirmative vote of the holders of a majority of the shares of our Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, that are entitled to vote at the meeting and that are represented at the meeting, by person or proxy.  If you do not vote against or abstain from voting on the proposal, your proxy will be voted “FOR” approval of the proposal.  Abstentions will be counted as shares entitled to vote on the proposal that are present and will have the same effect as a vote “AGAINST” the proposal.  Broker non-votes will not be treated as shares that are represented at the meeting and will have no effect on this proposal.

Board Recommendation

Our Board recommends that you vote “FOR” the resolution to approve the 2016 Omnibus Incentive Plan.

PROPOSAL 3.  APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE DXP ENTERPRISES, INC. 2016 OMNIBUS INCENTIVE PLAN

General

The Company’s shareholders are being asked to approve the material terms of the performance goals that are included in the 2016 Plan and may apply to performance awards granted under the 2016 Plan.  This approval is required by Section 162(m) of the Internal Revenue Code (“Section 162(m)”) to generally preserve the Company’s federal income tax deduction for performance-based compensation awards paid to certain executive officers.  If the Company’s shareholders do not approve the performance goals, the Company will not be able to grant performance units, performance shares or cash performance awards that are generally intended to qualify as performance-based compensation under Section 162(m). If that happens, we may not be entitled to a tax deduction for some or all of the long-term incentives provided to our Chief Executive Officer and certain of our other most highly compensated executive officers.  However, we specifically reserve our right in the future to pay compensation that is not deductible under Section 162(m).

Section 162(m) generally imposes a limit on the company’s federal income tax deduction for compensation paid to our Chief Executive Officer and to each of our other three most highly compensated executive officers (other than the Chief Financial Officer) as determined on the last day of a tax year to the extent that the compensation paid to such officer exceeds $1,000,000 in any one year. That deduction limit does not apply, however, to performance-based compensation that satisfies the requirements of Section 162(m).

The requirements of Section 162(m) for performance-based compensation include shareholder approval of the material terms of the performance goals under which the compensation is to be paid. The material terms include (1) the employees eligible to receive compensation upon attainment of a goal, (2) the business criteria on which the goals may be based, and (3) the maximum amount payable to an employee upon attainment of a goal. The regulations under Section 162(m) provide that if any of the materials terms of the performance goals are changed, including the maximum amount payable to an employee upon attainment of a goal, then all the material terms of the performance goal must be disclosed again to, and reapproved by, the Company’s shareholders. The regulations under Section 162(m) also provide that if the Compensation Committee has authority to change the targets under a performance goal after shareholder approval of the goal, the material terms of the performance goal must be disclosed to and reapproved by the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the performance goal.

On April 15, 2016 the Board adopted, subject to shareholder approval, the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan (“2016 Plan”). The 2016 Plan allows for the grant of options, stock appreciation rights (“SARs”), performance stock, performance units, and cash performance awards, all of which are intended to satisfy the performance-based compensation requirements of Section 162(m) to give our Compensation Committee the flexibility to grant such incentive awards as part of our Company’s overall compensation program.

The 2016 Plan provides officers, directors and employees who have substantial responsibility for the growth and profitability of the Company and/or its affiliates with performance incentives that are designed to align the interests of such individuals with those of the Company’s shareholders. The Board of Directors believes that the Company must offer a competitive long-term incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within the Company. Our executive officers have an interest in this proposal, as they would be eligible to receive awards under our 2016 Plan intended to qualify as Section 162(m) compliant “performance-based compensation”.

Please see “Proposal 2: Approval of the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan” set forth above in this proxy statement for a summary description of the 2016 Plan. Because this is a summary, it may not contain all of the information that is important to you. A full and complete copy of the 2016 Plan is attached as Appendix A to this proxy statement and you are encouraged to read it carefully.

Employees Eligible To Receive Section 162(m) Compliant Performance Awards

Performance-based compensation awards granted to employees under the 2016 Plan are administered by the Compensation Committee of the Board. The members of the Compensation Committee must qualify as “outside directors” under Section 162(m) in order for awards under the 2016 Plan to qualify as deductible performance-based compensation under Section 162(m). The Board of Directors confirms that the members of the Compensation Committee meet these criteria.

Subject to the terms of the 2016 Plan, the Compensation Committee has the sole discretion to determine the employees of the Company who may be granted awards, and the amounts, terms and conditions of each award. The 2016 Plan grants the Compensation Committee authority to grant options and SARs to an employee who is employed by the Company or any Affiliate as a common law employee.  The 2016 Plan grants the Compensation Committee authority to grant performance stock awards, performance unit awards and cash performance awards to key executive employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions that significantly impact the overall results or success of the Company.  In selecting participants for the 2016 Plan, the Compensation Committee chooses our employees who have responsibility for or otherwise contribute to the direction, management and growth of the Company and its subsidiaries. The actual number of employees who will receive awards under the 2016 Plan cannot be determined because eligibility for participation is in the discretion of the Compensation Committee.

Business Criteria On Which Performance Goals May Be Based

Under our 2016 Plan, the price at which shares of our common stock may be purchased under an option shall be determined by the Compensation Committee, but such price may not be less than 100 percent of the fair market value of the shares on the date the option is granted. Likewise, the grant price of a SAR granted under the 2016 Plan is determined by the Compensation Committee, but such price may not be less than 100 percent of the fair market value of one share of our common stock on the date of grant of the SAR. As a result, the performance goal for options and SARs granted under the 2016 Plan is based on the increase in the value of our common stock after the date of grant of the award to the date the award is exercised by the employee.

Under our 2016 Plan, the amount of and the vesting and transferability restrictions applicable to any performance stock award, performance unit award or cash performance award are subject to the satisfaction of one or more performance goals during the applicable performance period as the Compensation Committee may determine for employees based on the terms of the 2016 Plan. Performance goals for such awards will be determined by our Compensation Committee and will be designed to support our Company’s business strategy and align participants’ interests with shareholder interests.

A performance goal set by the Compensation Committee must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met.  A performance goal may be based on one or more of the following business criteria set out in the 2016 Plan, for the grant of performance stock awards, performance unit awards and cash performance awards under the 2016 Plan to an employee who is a “covered employee,” as defined in Section 162(m) and the regulations and other guidance promulgated thereunder (“Covered Employee”) that is intended to qualify as performance-based compensation under Section 162(m):  revenue, revenue growth, product revenue growth, revenue ratios, net revenue, net income or loss, operating income, pre-tax or after-tax income or loss (before or after allocation of corporate overhead and bonus), earnings, net earnings, earnings before interest, taxes, depreciation, and amortization (“EBITDA”), earnings before any one of, or combination of two or more of, interest, taxes, depreciation, amortization and/or any other financial adjustment to earnings set forth in the Company’s audited financial statements that is allowed under generally accepted accounting principles, earnings per share, earnings per share growth, economic value, economic value added, gross profits, operating profits, net operating profit, net profits, profit return, gross margin, profit margins, cash margins, operating margin, year-end cash, profit before tax, cash return on capitalization, operating expense, operating expense as a percentage of revenue, improvement in or attainment of expense levels, expense reductions, expense targets, gross sales, net sales, sales growth, net sales growth, return on sales, comparable sales growth, stock price, comparisons with various stock market indices, return on equity, return on assets, return on net assets, return on capital, return on capital compared to cost of capital, cost of capital, assets under management, return on capital employed, return on invested capital, debt to capital ratio, debt reduction, shareholder equity, improvement in or attainment of working capital levels, including cash, inventory levels, accounts receivable levels, return on equity, total shareholder return, shareholder return, shareholder value, growth in shareholder value relative to a pre-determined index, share price growth, financial ratios (including those measuring liquidity, activity, profitability or leverage), financial return ratio, cash flow, net cash flow, operating cash flow, cash flow from operations, free cash flow, cash flow per share (before or after dividends), cash flow return on investment, cash flow return on capital, cash value added performance, cost reductions, cost ratios, market share, proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, financing and other capital raising transactions (including sales of the company's equity or debt securities, acquisitions and divestitures, operating efficiencies, customer growth, total market value, credit rating, sales or licenses of the Company's and its Affiliates’ assets, including intellectual property, whether in a particular jurisdiction or territory or globally, operating efficiency, customer satisfaction, customer satisfaction rating, customer complaint frequency, incident resolution success ratio, problem resolution success ratio, productivity ratios, strategic plan development and implementation, succession plan development and implementation, improvements in productivity, employee satisfaction, employee turnover, and recruiting and maintaining personnel.

The performance goal may apply to the employee, or one or more business units, subsidiaries, divisions, departments, regions, segments, products, or functions of the Company or its Affiliates, or the Company as a whole.  Performance Goals may be measured on a per share, per capita, per unit, per square foot, per employee, per customer or other objective basis established by the Committee, on a pre-tax or after-tax basis, or on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index).  The Compensation Committee may select one criterion or multiple criteria for measuring performance. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).  The Compensation Committee may set performance periods and performance goals that differ from participant to participant.

At the time the Compensation Committee establishes the terms and conditions of the applicable performance goal for an award to a Covered Employee intended to satisfy the requirements of Section 162(m), the Compensation Committee may, in its discretion, provide that amounts relating to or arising from one or more of the following, as objectively defined by the Committee, may be included or excluded on a non-discretionary basis to the extent permitted by Code Section 162(m): asset write-downs; the effect of changes in tax laws or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; acquisitions or divestitures; foreign exchange gains and losses; changes in generally accepted accounting principles (“GAAP”); items that are non-recurring, extraordinary, unusual in nature, infrequent in occurrence, and may be defined in an objective and non-discretionary manner under applicable GAAP accounting standards or other applicable accounting standards in effect from time to time or consistent with the Company’s accounting policies and practices in effect on the date the performance goal is established; the disposal or acquisition of all or a segment of a business; the sale of investments or non-core assets; discontinued operations, categories or segments; legal claims, settlements and/or litigation and insurance recoveries relating thereto; amortization, depreciation or impairment of tangible or intangible assets; reductions in force, early retirement programs, or severance expense; investments, acquisitions or dispositions; political, legal and other business interruptions (such as due to war, insurrection, riot, terrorism, confiscation, expropriation, nationalization, deprivation, seizure, and regulatory requirements); natural catastrophes; currency fluctuations; stock based compensation expense; early retirement of debt; conversion of convertible debt securities; and termination of real estate leases. Each of the adjustments described above may relate to the Company as a whole or any part of the Company’s business or operations.

Maximum Amount Payable to an Employee upon Attainment of a Performance Goal

Neither the Compensation Committee nor the Board may increase the amount of compensation payable under an option, SAR, performance stock award, performance unit award or cash performance award granted under the 2016 Plan.  The 2016 Plan provides that:

•	the maximum number of shares of our common stock with respect to which stock options may be granted to an employee of the Company during a calendar year is 500,000 shares;

•	the maximum number of shares of our common stock with respect to which SARs may be granted to an employee of the Company during a calendar year is 500,000 shares;

•	the maximum number of shares of our common stock with respect to which performance stock awards may be granted to an employee of the Company during a calendar year is 500,000 shares;

•	the maximum number of shares of our common stock with respect to which performance unit awards, that are payable in shares of our common stock, may be granted to an employee of the Company during a calendar year is 500,000 shares;

•	the maximum aggregate amount of cash with respect to which performance unit awards payable in cash may be awarded or credited to an employee during a calendar year is $5,000,000 in value; and

•	the maximum aggregate amount of cash with respect to which cash performance awards may be awarded or credited to an employee during a calendar year is $5,000,000 in value.

Given that payments under Section 162(m) performance-based compensation awards granted under the 2016 Plan will be determined by comparing actual performance to the performance goals established by the Compensation Committee from time to time, it is not possible to conclusively state the amount of benefits that will be paid under the 2016 Plan for any performance period.

If the time at which any performance stock award, performance unit award or annual cash incentive will vest is accelerated, the number of shares of our common stock subject to, or the amount payable under, such award shall be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money. No further grants of awards intended to be performance-based compensation awards will be made by the Compensation Committee unless the shareholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied for such awards.

 As discussed above, if our shareholders approve the material terms of the performance goals under which Section 162(m) performance-based compensation will be paid under the 2016 Plan then future grants of options, SARs, performance stock awards, performance unit awards and cash performance awards should qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation described above. Thus, our shareholders’ approval of this proposal will help ensure that the Company can continue to deduct for federal income tax purposes all such compensation paid by the Company.

Equity Compensation Plan Information

Please see “Proposal 2: Approval of the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan” set forth above in this proxy statement for a summary as of the end of December 31, 2015 for (i) all compensation plans previously approved by our shareholders and (ii) all compensation plans not previously approved by our shareholders.

Required Vote

The Plan is being submitted to the shareholders for approval, and it will not become effective until it is approved by DXP’s shareholders.  Approval of the proposal requires the affirmative vote of the holders of a majority of the shares of our Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, that are entitled to vote at the meeting and that are represented at the meeting, by person or proxy.  If you do not vote against or abstain from voting on the proposal, your proxy will be voted “FOR” approval of the proposal.  Abstentions will be counted as shares entitled to vote on the proposal that are present and will have the same effect as a vote “AGAINST” the proposal.  Broker non-votes will not be treated as shares that are represented at the meeting and will have no effect on this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” approval of the material terms of the performance criteria awards under the 2016 Plan.

PROPOSAL 4: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

At the Meeting, the shareholders will vote on a non-binding, advisory resolution regarding the compensation of our named executive officers.

We believe that our compensation policies and procedures are competitive, focused on pay-for-performance and strongly aligned with the long-term interests of our shareholders. This advisory shareholder vote, commonly known as “Say-on-Pay,” gives you as a shareholder the opportunity to express approval or withhold approval of the compensation we pay our named executive officers through voting for or against the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s named executive officers as disclosed in DXP’s 2016 proxy statement, which includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other executive compensation tables and related discussion.”

The Company and the Compensation Committee remain committed to the compensation philosophy, policies and objectives outlined under the heading “Compensation Discussion and Analysis” in this proxy statement. As always, the Compensation Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill the objectives of the program.

Shareholders are encouraged to carefully review the “Compensation Discussion and Analysis” section of this proxy statement for a detailed discussion of our executive compensation program.

Because your vote is advisory, it will not be binding upon DXP or our Board of Directors. However, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

This proposal must be approved by the affirmative vote of the holders of shares representing at least a majority of the shares entitled to vote at the meeting and represented at the meeting, by person or proxy, by the holders of our Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a single class. Abstentions  with respect to the approval of this proposal will have the effect of a vote against this proposal.  Broker non-votes will not be treated as shares that are represented at the meeting and will have no effect on this proposal.

Board Recommendation

Our Board recommends that you vote “FOR” the resolution to approve, on an advisory basis, the compensation of DXP’s named executive officers.

PROPOSALS FOR NEXT ANNUAL MEETING

Any proposals of shareholders intended to be included in DXP’s proxy statement for the 2017 Annual Meeting of Shareholders must be received by DXP at its principal executive offices, 7272 Pinemont Drive, Houston, Texas 77040, no later than January 4, 2017, in order to be included in the proxy statement and form of proxy relating to that meeting.

Any shareholder who wishes to bring a proposal or nominate a person for election to our Board of Directors at the 2017 Annual Meeting of Shareholders must provide written notice of the proposal or nomination to our Corporate Secretary, at our principal executive offices, between February 20, 2017 and March 22, 2017, which is 90 to 120 days prior to the one year anniversary of the upcoming Annual Meeting. In addition, our shareholders must comply with the requirements of the SEC related to nominations and shareholder proposals and the procedural requirements in our bylaws, which shareholders can obtain from us upon request and which are also on file with the SEC. These requirements are separate and apart from and in addition to the requirements of federal securities laws with which a shareholder must comply to have a shareholder proposal included in DXP’s Proxy Statement under Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

Our bylaws provide that if a shareholder wishes to nominate a person for election as director (which is separate from simply recommending someone to be considered by our Nominating and Governance Committee for inclusion on the Company’s slate of directors) or to propose other business to be considered at one of our annual meetings of shareholders, that shareholder must follow the procedures contained in our bylaws and satisfy the requirements of Regulation 14A of the Securities Exchange Act of 1934. The shareholder proposing such business or making such nomination must be a shareholder of record of our Company on the date the nomination is delivered to our Corporate Secretary and at the time of our annual meeting and be entitled to vote at the annual meeting. The proposal or nomination must be received by our Corporate Secretary at our principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, except that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be delivered not earlier than the close of business 120 days prior to the annual meeting and no later than 90 days prior to such annual meeting or 10 days following our first public announcement of the date of the annual meeting. In addition, if the number of directors to be elected to our Board of Directors at an annual meeting is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s nomination shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which we first make such public announcement. These time periods are designed to allow us time to adequately consider all proposals and nominees.

To be considered, each nomination must include the following information:

•	all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

•	the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

•	a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the nominating shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert with them, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert with him, on the other hand, including, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any of their respective affiliates or associates or persons acting in concert with any such person, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

•	a written questionnaire with respect to the background and qualification of the nominee and the background of any other person or entity on whose behalf the nomination is being made, the form of which questionnaire will be provided by our Corporate Secretary upon written request; and

•	a written representation and agreement, in the form provided by our Corporate Secretary upon written request, that the nominee is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the nominee, if elected as a director, will act or vote on any issue or question that has not been disclosed to us or that could limit or interfere with the nominee’s ability to comply, if elected as a director, with the nominee’s fiduciary duties under applicable law, is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than us with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as our director that has not been disclosed to us, and in the nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as our director, and will comply with all of our applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock trading policies and guidelines.

To be considered, proposals for business to be considered by our shareholders at an annual meeting, other than the nomination of persons for election as directors, must include the following information:

•	a brief description of the business desired to be brought before the annual meeting;

•	the reasons for conducting such business at the annual meeting;

•	the text of the proposal or business, including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment;

•	any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made;

•	a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons, including their names, in connection with the proposal of such business by such shareholder; and

•	as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

—	the name and address of such shareholder, as they appear on our books, and of such beneficial owner, if any,

—	the class or series and number of shares of our capital stock that are, directly or indirectly, owned beneficially and of record by such shareholder and by such beneficial owner,

—	any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of our capital stock, whether or not such instrument or right shall be subject to settlement in the underlying class or series of our capital or otherwise directly or indirectly owned beneficially by such shareholder and by such beneficial owner, if any,

—	any other direct or indirect opportunity held or owned beneficially by such shareholder and by such beneficial owner, if any, to profit or share in any profit derived from any increase or decrease in the value of our shares,

—	any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder or beneficial owner, if any, has a right to vote any shares of any of our securities,

—	any short interest in any of our securities,

—	any right to dividends on our shares of capital stock owned beneficially by such shareholder or such beneficial owner, if any, which right is separated or separable from the underlying shares,

—	any proportionate interest in shares of our capital stock or derivative instrument held, directly or indirectly, by a general or limited partnership in which such shareholder or such beneficial owner, if any, is a general partner or with respect to which such shareholder or such beneficial owner, if any, directly or indirectly, beneficially owns an interest in a general partner, and

—	any performance-related fees, other than an asset-based fee, to which such shareholder or such beneficial owner, if any, is entitled to based on any increase or decrease in the value of our shares or derivative instruments, if any, in each case with respect to the information required to be included in the notice.

Such information must include any such interests held by members of such shareholder’s or such beneficial owner’s immediate family sharing the same household. All such information must be supplemented by such shareholder and such beneficial owner, if any, not later than 10 days after the Record Date for the annual meeting to disclose such ownership as of the Record Date, 10 days before the annual meeting date, and immediately prior to the commencement of the annual meeting, by delivery of such supplemented information to our Corporate Secretary. Such information shall also include any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, a representation that the shareholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee or otherwise to solicit proxies from shareholders in support of such proposal or nomination.

The proposing shareholder must also include such other information as we may reasonably require or that is otherwise reasonably necessary to determine the eligibility of such proposed nominee to serve as a director of our Company, to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any of our publicly-disclosed corporate governance guidelines or committee charters; including our policy governing director qualifications and nominations, and that could be material to a reasonable shareholder’s understanding of the independence and qualifications, or lack thereof, of such nominee.

OTHER MATTERS

We know of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

The cost of solicitation of proxies in the accompanying form will be paid by DXP. In addition to solicitation by use of the mails, certain directors, officers or employees, who will not receive any additional compensation for the solicitation of proxies, may solicit the return of proxies by telephone, facsimile or personal interview.

APPENDIX A
DXP ENTERPRISES, INC.
2016 OMNIBUS INCENTIVE PLAN

(As Adopted April 15, 2016)

DXP ENTERPRISES, INC.
2016 OMNIBUS INCENTIVE PLAN
(As Adopted April 15, 2016)

ARTICLE I	ESTABLISHMENT, PURPOSE AND DURATION	1

1.1	Establishment	1
1.2	Purpose of the Plan	1
1.3	Duration of the Plan	1

ARTICLE II	DEFINITIONS	1

2.1	“Adoption Date”	1
2.2	“Affiliate”	1
2.3	“Cash Performance Award”	1
2.4	“Authorized Shares”	2
2.5	“Award”	2
2.6	“Award Agreement”	2
2.7	“Beneficial Owner”	2
2.8	“Board”	2
2.9	“Change of Control”	2
2.10	“Code”	3
2.11	“Committee”	3
2.12	“Company”	3
2.13	“Compensation Committee”	3
2.14	“Corporate Change”	3
2.15	“Covered Employee”	3
2.16	“Disability”	3
2.17	“Dividend Equivalent”	4
2.18	“Employee”	4
2.19	“Exchange Act”	4
2.20	“Fair Market Value”	4
2.21	“Holder”	4
2.22	“Incentive Stock Option” or “ISO”	5
2.23	“Mature Shares”	5
2.24	“Minimum Statutory Tax Withholding Obligation”	5
2.25	“Non-Employee Director”	5
2.26	“Nonqualified Stock Option” or “NQSO”	5
2.27	“Option”	5
2.28	“Optionee”	5
2.29	“Option Price”	5
2.30	“Other Cash-Based Award”	5
2.31	“Other Stock-Based Award”	5
2.32	“Parent Corporation”	5
2.33	“Performance-Based Compensation”	5
2.34	“Performance Goals”	5
2.35	“Performance Stock Award”	5
2.36	“Performance Unit Award”	5
2.37	“Period of Restriction”	5
2.38	“Plan”	6
2.39	“Restricted Stock”	6
2.40	“Restricted Stock Award”	6
2.41	“Restricted Stock Unit” or “RSU”	6
2.42	“Retire” or “Retirement”	6

2.43	“RSU Award”	6
2.44	“Separation from Service”	6
2.45	“Stock Appreciation Right” or “SAR”	6
2.46	“Section 409A”	6
2.47	“Stock”	6
2.48	“Subsidiary Corporation”	6
2.49	“Substantial Risk of Forfeiture”	6
2.50	“Ten Percent Stockholder”	6
2.51	“Termination of Employment”	6
2.52	“Termination of Service”	7
2.53	“Third Party Service Provider”	7
2.54	“Voting Stock”	7

ARTICLE III	ELIGIBILITY AND PARTICIPATION	7

3.1	Eligibility	7
3.2	Participation	7

ARTICLE IV	GENERAL PROVISIONS RELATING TO AWARDS	8

4.1	Authority to Grant Awards	8
4.2	Shares That Count Against Limit	8
4.3	Non-Transferability	9
4.4	Requirements of Law	9
4.5	Changes in the Company’s Capital Structure	9
4.6	Election Under Section 83(b) of the Code	12
4.7	Forfeiture for Cause	12
4.8	Forfeiture Events	13
4.9	Recoupment in Restatement Situations	13
4.10	Award Agreements	13
4.11	Rights as Stockholder	14
4.12	Issuance of Shares of Stock	14
4.13	Restrictions on Stock Received	14
4.14	Compliance With Section 409A	14
4.15	Date of Grant	14
4.16	Source of Shares Deliverable Under Awards	14
4.17	Limitations on Vesting of Awards	15

ARTICLE V	OPTIONS	15

5.1	Authority to Grant Options	15
5.2	Type of Options Available	15
5.3	Option Agreement	15
5.4	Option Price	15
5.5	Duration of Option	15
5.6	Amount Exercisable	15
5.7	Exercise of Option	16
5.8	Notification of Disqualifying Disposition	17
5.9	No Rights as Stockholder	17
5.10	$100,000 Limitation on ISOs	17
5.11	Separation from Service	17

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ARTICLE VI	STOCK APPRECIATION RIGHTS	17

6.1	Authority to Grant SAR Awards	17
6.2	General Terms	17
6.3	SAR Agreement	17
6.4	Term of SAR	18
6.5	Exercise of SARs	18
6.6	Payment of SAR Amount	18
6.7	Separation from Service	18
6.8	No Rights as Stockholder	18
6.9	Restrictions on Stock Received	18

ARTICLE VII	RESTRICTED STOCK AWARDS	18

7.1	Restricted Stock Awards	18
7.2	Restricted Stock Award Agreement	19
7.3	Holder’s Rights as Stockholder	19

ARTICLE VIII	RESTRICTED STOCK UNIT AWARDS	19

8.1	Authority to Grant RSU Awards	19
8.2	RSU Award	19
8.3	RSU Award Agreement	19
8.4	Dividend Equivalents	19
8.5	Form of Payment Under RSU Award	19
8.6	Time of Payment Under RSU Award	19
8.7	Holder’s Rights as Stockholder	20

ARTICLE IX	PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS	20

9.1	Authority to Grant Performance Stock Awards and Performance Unit Awards	20
9.2	Performance Goals and Performance Criteria	20
9.3	Time of Establishment of Performance Goals	23
9.4	Written Agreement	23
9.5	Form of Payment Under Performance Unit Award	23
9.6	Time of Payment Under Performance Unit Award	23
9.7	Holder’s Rights as Stockholder With Respect to a Performance Stock Award	23
9.8	Increases Prohibited	23
9.9	Stockholder Approval	23
9.10	Dividend Equivalents	23

ARTICLE X	CASH PERFORMANCE AWARDS	24

10.1	Authority to Grant Cash Performance Awards	24
10.2	Covered Employees	24
10.3	Written Agreement	24
10.4	Form of Payment Under Cash Performance Award	24
10.5	Time of Payment Under Cash Performance Award	24

ARTICLE XI	OTHER STOCK-BASED AWARDS	24

11.1	Authority to Grant Other Stock-Based Awards	24
11.2	Value of Other Stock-Based Award	24
11.3	Written Agreement	24
11.4	Payment of Other Stock-Based Award	25
11.5	Separation from Service	25
11.6	Time of Payment of Other Stock-Based Award	25

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ARTICLE XII	OTHER CASH-BASED AWARDS	25

12.1	Authority to Grant Other Cash-Based Awards	25
12.2	Value of Other Cash-Based Award	25
12.3	Written Agreement	25
12.4	Payment of Other Cash-Based Award	25
12.5	Time of Payment of Other Cash-Based Award	25
12.6	Separation from Service	25

ARTICLE XIII	SUBSTITUTION AWARDS	26

ARTICLE XIV	NON-EMPLOYEE DIRECTOR AWARDS	26

ARTICLE XV	ADMINISTRATION	26

15.1	Awards	26
15.2	Authority of the Committee	26
15.3	Decisions Binding	27
15.4	No Liability	27

ARTICLE XVI	AMENDMENT OR TERMINATION OF PLAN OR AWARD AGREEMENT	28

16.1	Amendment, Modification, Suspension, and Termination of the Plan	28
16.2	Amendment, Modification, Suspension, and Termination of Award Agreement	28
16.3	Awards Previously Granted	28

ARTICLE XVII	MISCELLANEOUS	28

17.1	Unfunded Plan/No Establishment of a Trust Fund	28
17.2	No Employment Obligation	28
17.3	Tax Withholding	29
17.4	Gender and Number	29
17.5	Severability	29
17.6	Headings	29
17.7	Other Compensation Plans	29
17.8	Retirement and Welfare Plans	30
17.9	Other Awards	30
17.10	Law Limitations/Governmental Approvals	30
17.11	Delivery of Title	30
17.12	Inability to Obtain Authority	30
17.13	Investment Representations	30
17.14	Persons Residing Outside of the United States	30
17.15	No Fractional Shares	30
17.16	Interpretation	31
17.17	Governing Law; Venue	31

-iv-

DXP ENTERPRISES, INC.
2016 OMNIBUS INCENTIVE PLAN

(As Adopted April 15, 2016)

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

1.1           Establishment.  The Company hereby establishes an incentive compensation plan, to be known as the “DXP Enterprises, Inc. 2016 Omnibus Incentive Plan”, as set forth in this document.  The Plan permits the grant of Options (both Incentive Stock Options and Nonqualified Stock Options), SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, Cash Performance Awards, Other Stock-Based Awards and Other Cash-Based Awards.  The Plan was adopted by the Board on April 15, 2016 (the “Adoption Date”), and shall become effective on the date the Plan is approved by the Company’s stockholders provided that the Plan is approved by the Company stockholders within 12 months after the Adoption Date.

1.2           Purpose of the Plan.  The Plan is intended to advance the interests of the Company, its Affiliates and its stockholders and promote the long-term growth of the Company by providing Employees, Non-Employee Directors and Third-Party Service Providers with incentives to maximize stockholder value and to otherwise contribute to the success of the Company and its Affiliates, thereby aligning the interests of such individuals with the interests of the Company’s stockholders and providing them additional incentives to continue in their employment or affiliation with the Company or its Affiliates.

1.3           Duration of the Plan.  The Plan shall continue indefinitely until it is terminated pursuant to Section 16.1.  The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.  Notwithstanding the foregoing, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Adoption Date.

ARTICLE II

DEFINITIONS

Each word and phrase defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1           “Adoption Date”shall have the meaning ascribed to that term in Section 1.1.

2.2           “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company.  For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors or comparable individuals of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.3           “Cash Performance Award” means an Award granted pursuant to Article X to an individual who is then a key executive Employee.

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2.4           “Authorized Shares” shall have the meaning ascribed to that term in Section 4.1(a).

2.5           “Award” means, individually or collectively, a grant under the Plan of an Incentive Stock Option, a Nonqualified Stock Option, a SAR, Restricted Stock, a RSU, a Performance Stock Award, a Performance Unit Award, a Cash Performance Award, an Other Stock-Based Award or an Other Cash-Based Award, in each case subject to the terms and provisions of the Plan.

2.6           “Award Agreement” means either (a) a written or electronic agreement entered into by the Company and a Award recipient that sets forth the terms and conditions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant that sets forth the terms and conditions applicable to an Award granted under the Plan.

2.7           “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.8           “Board” means the Board of Directors of the Company.

2.9           “Change of Control” means the occurrence of any one or more of the following events following the date on which the applicable Award is granted:

(a)           a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) shall be filed with the Securities and Exchange Commission pursuant to the Exchange Act and that report discloses that any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock;

(b)           any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any Voting Stock (or any securities convertible into Voting Stock) and, immediately after consummation of that purchase, that person is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock (such person's beneficial ownership to be determined, in the case of rights to acquire Voting Stock, pursuant to paragraph (d) of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act);

(c)           the consummation of:

(i)           a merger, consolidation or reorganization of the Company with or into any other person if as a result of such merger, consolidation or reorganization, fifty percent (50%) or less of the combined voting power of the then-outstanding securities of such other person immediately after such merger, consolidation or reorganization are held in the aggregate by the holders of outstanding Voting Stock immediately prior to such merger, consolidation or reorganization;

(ii)          any sale, lease, exchange or other transfer of all or substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, fifty percent (50%) or less of the combined voting power of the then-outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the holders of outstanding Voting Stock immediately prior to such sale, lease, exchange or other transfer; or

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(iii)         a transaction immediately after the consummation of which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act) would be the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the outstanding Voting Stock;

(iv)         the stockholders of the Company approve the dissolution of the Company; or

(v)          during any period of 12 consecutive months, the individuals who at the beginning of that period constituted the members of the Board shall cease to constitute a majority of the Board, unless the election, or the nomination for election by the Company's stockholders, of each member of the Board first elected during such period was approved by a vote of at least a two-thirds majority of the Board then still in office who were members of the Board at the beginning of any such period.

2.10         “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.11         “Committee” means (a) in the case of an Award granted to a Non-Employee Director, the Board, and (b) in the case of any other Award granted under the Plan, the Compensation Committee or, if the Compensation Committee chooses to delegate it duties, a committee of at least two persons who are members of the Compensation Committee  and are appointed by the Compensation Committee to administer the Plan.  Each member of the Committee in respect of his or her participation in any decision with respect to an Award that is intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.  As to Awards that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 of the General Rules and Regulations under the Exchange Act, the requirements of Rule 16b-3(d)(1) of the General Rules and Regulations under the Exchange Act  with respect to committee action must also be satisfied.

2.12         “Company” means DXP Enterprises, Inc., a Texas corporation, or any successor (by reincorporation, merger or otherwise).

2.13         “Compensation Committee” means the Compensation Committee of the Board.

2.14         “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

2.15         “Covered Employee” means an Employee who is a “covered employee,” as defined in section 162(m) of the Code and the regulations and other guidance promulgated by the United States Department of Treasury or the Internal Revenue Service under section 162(m) of the Code, or any successor statute.

2.16         “Disability” means, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A and is granted to a Holder who is covered by the Company’s long-term disability insurance policy or plan, a physical or mental condition of the Holder that would entitle him or her to payment of disability income payments under such long-term disability insurance policy or plan as then in effect, (b) in the case of an Award that is exempt from the application of the requirements of Section 409A and is granted to a Holder who is not covered by the Company’s long-term disability insurance policy or plan for whatever reason, or in the event the Company does not maintain such a long-term disability insurance policy or plan, and for purposes of an ISO granted under the Plan, a permanent and total disability as defined in section 22(e)(3) of the Code and (c) in the case of an Award that is not exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder where (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.  A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

3

2.17        “Dividend Equivalent” means a payment equivalent in amount to a dividend paid with respect to a share of the Stock to the Company’s stockholders.

2.18         “Employee” means (a) a person employed by the Company or any Affiliate as a common law employee and (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within three (3) months after the date of grant of the Award.

2.19         “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act.

2.20         “Fair Market Value”  of the Stock as of any particular date means,

(a)            if the Stock is traded on a stock exchange,

(i)           and if the Stock is traded on that date, the closing sale price of the Stock on that date; or

(ii)          and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date;

as reported on the principal securities exchange on which the Stock is traded; or

(b)            if the Stock is traded in the over-the-counter market,

(i)           and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or

(ii)          and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

as reported in such over-the-counter market; provided, however, that (x) if the Stock is not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A.

2.21         “Holder” means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award.

4

2.22         “Incentive Stock Option” or “ISO” means an option to purchase Stock granted pursuant to Article V that is designated as an incentive stock option and that is intended to satisfy the requirements of section 422 of the Code.

2.23         “Mature Shares”means shares of Stock that the Holder has held for at least six months, but not including any shares of Restricted Stock.

2.24         “Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company, an Affiliate or other subsidiary is required to withhold for federal, state, local and foreign taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.25        “Non-Employee Director” means a member of the Board who is not an Employee.

2.26         “Nonqualified Stock Option” or “NQSO” means a “nonqualified stock option” to purchase Stock granted pursuant to Article V that does not satisfy the requirements of section 422 of the Code (any Option granted under the Plan that is not expressly designated as an ISO shall be deemed to be designated a nonqualified stock option under the Plan).

2.27         “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.28         “Optionee” means a person who is granted an Option under the Plan.

2.29         “Option Price” shall have the meaning ascribed to that term in Section 5.4.

2.30         “Other Cash-Based Award” means an Award granted pursuant to Article XII.

2.31         “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article XI.

2.32         “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.33         “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.34         “Performance Goals” means one or more of the criteria described in Section 9.2 on which the performance goals applicable to an Award are based.

2.35         “Performance Stock Award” means an Award designated as a performance stock award granted to a Holder pursuant to Article IX.

2.36         “Performance Unit Award” means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

2.37         “Period of Restriction” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

5

2.38         “Plan” means the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan, as set forth in this document as it may be amended from time to time.

2.39         “Restricted Stock” means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

2.40         “Restricted Stock Award” means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

2.41         “Restricted Stock Unit” or “RSU” means a restricted stock unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VIII.

2.42         “Retire” or “Retirement” means, in the case of an Employee, the termination of the Employee’s employment with the Company and all Affiliates by the Employee after the Employee has attained the age of 65 and, in the case of a Non-Employee Director, cessation of the Non-Employee Director’s services as a Non-Employee Director after completing either six full terms or six years of service as a Non-Employee Director.

2.43         “RSU Award” means an Award granted pursuant to Article VIII.

2.44         “Separation from Service” means a Termination of Employment in the case of an Award granted to an Employee or a Termination of Service in the case of an Award granted to a Non-Employee Director or a Third Party Service Provider.

2.45         “Stock Appreciation Right” or “SAR” means a stock appreciation right granted under the Plan pursuant to Article VI.

2.46        “Section 409A” means section 409A of the Code and the regulations and other guidance promulgated by the United States Department of Treasury or the United States Internal Revenue Service under section 409A of the Code, or any successor statute.

2.47         “Stock”  means the common stock of the Company, $0.01 par value per share (or such other par value as may be designated by act of the Company’s stockholders).

2.48         “Subsidiary Corporation”  means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.49        “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in Section 409A.

2.50         “Ten Percent Stockholder” means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation.  An individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

2.51         “Termination of Employment” means, except as otherwise provided in the case of an ISO in the following sentence of this Section 2.51, (a) if the Award Agreement is not exempt from and is subject to Section 409A the termination of the Award recipient’s employment with the Company and all Affiliates in a manner that constitutes a “separation from service” (as that term is defined for purposes of Section 409A using the default rules) as determined by the Committee and (b) if the Award Agreement is exempt from and not subject to Section 409A the termination of the Award recipient’s employment relationship with the Company and all Affiliates as determined by the Committee.  “Termination of Employment” means, in the case of an ISO, the termination of the Employee’s employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an ISO in a transaction to which section 424(a) of the Code applies.

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2.52         “Termination of Service” means, in the case of an Award issued to a Non-Employee Director or a Third Party Service Provider, (a) if the Award Agreement is not exempt from and is subject to Section 409A the termination of the Award recipient’s service relationship with the Company and all Affiliates in a manner that constitutes a “separation from service” (as that term is defined for purposes of Section 409A using the default rules) as determined by the Committee and (b) if the Award Agreement is exempt from and not subject to Section 409A, in the case of an Award to a Non-Employee Director, the termination of a Non-Employee Director’s service on the Board, and, in the case of a Third Party Service Provider, the termination of the Third Party Service Provider’s service relationship with the Company and all Affiliates as determined by the Committee.

2.53         “Third Party Service Provider” means any consultant, agent, representative, advisor, or independent contractor who renders services to the Company or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.54         “Voting Stock” means shares of Stock the holders of which are entitled to vote for the election of directors, but excluding shares of Stock entitled to so vote only upon the occurrence of a contingency unless that contingency shall have occurred.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1           Eligibility.  Except as otherwise specified in this Article III, the persons who are eligible to receive Awards under the Plan are Employees, Non-Employee Directors and Third Party Service Providers, provided, however, that (a) only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan, (b) the only persons who are eligible to receive Performance Stock Awards, Performance Unit Awards and Cash Performance Awards under the Plan are key executive Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company and (c) Non-Employee Directors and Third Party Service Providers are only eligible to receive NQSOs, SARs, Restricted Stock, and RSUs.  Awards other than ISOs, Performance Stock Awards, Performance Units Awards or Cash Performance Awards may also be granted to a person who is expected to become a key Employee within three (3) months of the date of grant.

3.2           Participation.  Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the eligible persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

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ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1           Authority to Grant Awards.  The Committee may grant Awards to those Employees, Non-Employee Directors and Third Party Service Providers as the Committee shall from time to time determine, under the terms and conditions of the Plan.  Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion. On an annual basis, as provided in Section 15.2(d) the Compensation Committee also may delegate to one or more officers of the Company the limited authority to grant Awards (other than Awards pursuant to Article IX) to eligible persons under the Plan during such calendar year who are neither (a) Non-Employee Directors nor (b) officers of the Company or any Affiliate subject to the provisions of Section 16 of the Exchange Act. The following rules shall apply to grants of Awards under the Plan.

(a)           The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 500,000 (the “Authorized Shares”).

(b)           The aggregate number of shares of Stock with respect to which ISOs may be granted under the Plan is equal to the Authorized Shares.

(c)           The maximum number of shares of Stock with respect to which ISOs may be granted to an Employee during a calendar year is equal to the Authorized Shares.  The maximum number of shares of Stock with respect to which NQSOs may be granted to an Employee during a calendar year is equal to the Authorized Shares.  The maximum number of shares of Stock with respect to which SARs may be granted to an Employee during a calendar year is equal to the Authorized Shares.  The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee during a calendar year is equal to the Authorized Shares.  The maximum number of shares of Stock with respect to which Performance Unit Awards payable in shares of Stock may be granted to an Employee during a calendar year is equal to the Authorized Shares.  The maximum value of cash with respect to which Performance Unit Awards payable in cash may be granted to an Employee during a calendar year, determined as of the dates of grants of the Performance Unit Awards, is $5,000,000.  The maximum amount that may be paid to a key executive Employee under Cash Performance Award(s) granted to an Employee during a calendar year is $5,000,000.

(d)           The aggregate dollar value of shares of Stock covered by Awards that may be granted under the Plan to a Non-Employee Director in any calendar year shall be no more than $150,000, determined as of the date of grant or grants.

(e)           Each of the foregoing numerical limits stated in this Section 4.1 shall be subject to adjustment in accordance with the provisions of Section 4.5.

4.2          Shares That Count Against Limit.

(a)           If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

(b)           If shares of Stock are tendered in payment of an Option Price of an Option, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

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(c)           To the extent that any outstanding Award terminates or expires, is forfeited or cancelled, for any reason or is settled in cash in lieu of shares of Stock or in a manner such that all or some of the shares of Stock covered by the Award are not issued or are exchanged for Awards that do not involve shares of Stock, the shares of Stock allocable to such portion of the Award will immediately become available to be issues pursuant to an Award granted under the Plan.

(d)           When a SAR is settled in shares of Stock, the number of shares of Stock subject to the SAR under the SAR Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise.

(e)           The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional shares of Stock or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or other Stock-Based Awards.

4.3           Non-Transferability. Except as specified in the applicable Award Agreement or in a domestic relations court order, no Award may be transferred, sold, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law, for consideration or otherwise) or be subject to execution, attachment or similar process, other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her.  .  Any attempted transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition an Award in violation of this Section 4.3 shall be null and void.  In the discretion of the Committee, any attempt to transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.  Notwithstanding anything in the Plan or an Award Agreement to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

4.4           Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority.  Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law.  The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision.  In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.  The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5           Changes in the Company’s Capital Structure.

(a)           The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

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(b)           If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class or series and per share price of Stock subject to outstanding Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Award in full immediately prior to the event requiring the adjustment, and (ii) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c)           If while unexercised Awards remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved or (iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change (or approval by the Board if approval by the stockholders of the Company of such Corporate Change is not required), the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

(1)          accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2)          require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Options and SARs held by such Holders (irrespective of whether such Options and SARs are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Options or SARs) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and SARs and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices or grant prices under such Options and SARs for such shares;

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(3)          with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Award is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Award, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(4)          provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(5)          make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary to reflect such Corporate Change).

Any adjustment effected by the Committee under Section 4.5 shall be designed to provide the Holder with the intrinsic value of his or her Award, as determined prior to the Corporate Change, or, if applicable, equalize the Fair Market Value of the shares of stock covered by the Award before and after the Corporate Change.

In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d)          In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award.  In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

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(e)           After a merger of one or more corporations into the Company in which the Company shall be the surviving corporation, each Holder shall be entitled to have his or her Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

(f)           The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Awards.

4.6           Election Under Section 83(b) of the Code.  No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company.  Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

4.7           Forfeiture for Cause.

(a)           Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, if a determination is made as provided in Section 4.7(b) (a “Forfeiture Determination”) that (i) the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award), before or after the termination of such individuals employment or service with the Company and all Affiliates, (A) committed fraud, embezzlement, theft, felony or an act of dishonesty (as defined below) in the course of his employment by or service to the Company or an Affiliate, (B) knowingly caused or assisted in causing the publicly released financial statements of the Company to be misstated or the Company or a subsidiary of the Company to engage in criminal misconduct, (C) disclosed trade secrets of the Company or an Affiliate or (D) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) is a party, and (ii) in the case of the actions described in clause (A), (C) and (D), such action materially and adversely affected the Company, then at or after the time such Forfeiture Determination is made the Board, in good faith, if such Forfeiture Determination is made prior to a Change in Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such Forfeiture Determination is made after a Change in Control, as a fair and equitable forfeiture to reflect the harm done to the Company and a reduction of the benefit bestowed on the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) had the facts existing at the time the benefit was bestowed that led to the Forfeiture Determination been known to the Company at the time the benefit was bestowed, may determine that some or all (x) of the Holder’s rights to shares of the Stock covered by an Award (including vested rights that have been exercised or paid, vested rights that have not been exercised or paid and rights that have not yet vested or been paid) or cash payments paid or payable under an Award (including payments for vested rights, amounts payable for vested rights that have not been paid and rights that have not yet vested), (y) some or all of the dividends that have been paid with respect to shares of the Stock covered by the Award, and (z) some or all shares of the Stock received as a result of the Holder’s grant, receipt, exercise or holding of the Award and some or all net proceeds realized with respect to any shares of the Stock received as a result of the Holder’s exercise or holding of the Award in excess of the price paid for such shares, will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction.  For purposes of this Section 4.7, an “act of dishonesty” shall require a material breach by the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) of his or her duties, obligations or undertakings owed to or on behalf of the Company and its Affiliates, as determined by the Board if such determination is made prior to a Change in Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such determination is made after a Change in Control.  In determining whether a matter materially and adversely affects the Company, the Board shall be entitled to consider all relevant factors and exercise business judgment in making such determination, including but not limited to the financial consequences, adverse reputational consequences or legal consequences to the Company and/or its subsidiaries, individually or taken as a whole, as a result of such action.

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(b)           A Forfeiture Determination for purposes of Section 4.7(a) shall be made (i) before the occurrence of a Change in Control, by a majority vote of the Board and (ii) on or after the occurrence of a Change in Control, by the final, non-appealable order of a court of competent jurisdiction.  The findings and decision of the Board with respect to a Forfeiture Determination made before the occurrence of a Change in Control, including those regarding the acts of the original grantee of the Award and the damage done to the Company, will be final for all purposes absent a showing by clear and convincing evidence of manifest error by, or a lack of good faith on the part of, the Board.  No decision of the Board, however, will affect the finality of the discharge of the original grantee of the Award by the Company or an Affiliate.

4.8           Forfeiture Events.  Without limiting the applicability of Section 4.7 or Section 4.9, the Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, Separation from Service for cause, Separation from Service for any other reason, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.9           Recoupment in Restatement Situations.  Without limiting the applicability of Section 4.7 or Section 4.8, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, the current or former Holder who was a current or former executive officer of the Company or an Affiliate shall forfeit and must repay to the Company any compensation awarded under the Plan to the extent specified in any of the Company’s recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission under or in connection with Section 10D of the Exchange Act.

4.10         Award Agreements.  Each Award shall be embodied in a written or electronic Award Agreement that shall be subject to the terms and conditions of the Plan.  The Award Agreement shall be signed by or delivered on behalf of an authorized executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed or acknowledged by the Holder to the extent required by the Committee.  The Award Agreement may specify the effect of a Change in Control of the Company on the Award.  The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.  An Award Agreement may be altered, amended, modified, or suspended as provided in Section 16.2.  An Award Agreement may be terminated as provided in Section 16.2 and elsewhere in the Plan including Sections 4.7, 4.8 and 4.9.

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4.11         Rights as Stockholder.  A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, an RSU, a Performance Unit, or an Other Stock-Based Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

4.12         Issuance of Shares of Stock.  Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

4.13         Restrictions on Stock Received.  The Committee may impose such conditions and restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable.  These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

4.14         Compliance With Section 409A.  Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A.  The Plan and each Award Agreement under the Plan that is intended to comply the requirements of Section 409A shall be construed and interpreted in accordance with such intent.  If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder.  The exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A.  Notwithstanding any other provision of the Plan or an Award Agreement, if an Award is not exempt from the requirements of Section 409A and the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) is a “specified employee” (as such term is defined for purposes of Section 409A) and a payment under the Award is due as a result of such individual’s “termination of employment”, “separation from service” (as that term is defined for purposes of Section 409A using the default rules) or comparable event then no payment shall be made under the Award due to such termination of employment, separation from service or comparable event before the date that is six (6) months after the date on which the Holder incurs a separation from service, except as otherwise allowed by Section 409A.

4.15         Date of Grant.  The date on which an option or SAR is granted shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Holder under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable.  If the corporate action contemplates an immediate offer of stock for sale to a class of individuals, then the date of the granting of an Option is the time or date of that corporate action, if the offer is to be made immediately.  If the corporate action contemplates a particular date on which the offer is to be made, then the date of grant is the contemplated date of the offer.

4.16         Source of Shares Deliverable Under Awards.  Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.

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4.17         Limitations on Vesting of Awards.

(a)           Unless the applicable Award Agreement specifies otherwise, an Award shall not continue to vest after the Separation from Service of the Holder of the Award (or, if the Holder is not the original grantee of the applicable Award, the Separation from Service of the original grantee of the applicable Award) for any reason.

(b)           An Award granted under the Plan must include a minimum vesting period of at least one (1) year, provided, however, that (i) an Award may provide that the Award will vest before the completion of such one (1) year period upon the death or Disability of the original grantee of the Award or a Change of Control of the Company and (ii) Awards covering, in the aggregate, 25,000 shares of Stock may be issued without any minimum vesting period.

ARTICLE V

OPTIONS

5.1           Authority to Grant Options.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine; provided that ISOs may be granted only to eligible Employees of the Company or of any Parent Corporation or Subsidiary Corporation (as permitted by section 422 of the Code and the regulations thereunder).

5.2           Type of Options Available.  Options granted under the Plan may be NQSOs or ISOs.

5.3           Option Agreement.  Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the Option is intended to be an ISO or an NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions, if any, applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.  Notwithstanding the designation of an Option as an ISO in the applicable Award Agreement for such Option, to the extent the limitations of Section 5.10 of the Plan are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO.  An Option granted under the Plan may not be granted with any Dividend Equivalents rights.

5.4           Option Price.  The price at which shares of Stock may be purchased under an Option (the “Option Price”) shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price must not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date the ISO is granted.  Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

5.5           Duration of Option.  An Option shall not be exercisable after the earlier of (a) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years, and, in the case of a Ten Percent Stockholder, no ISO shall be exercisable later than the fifth (5th) anniversary of the date of its grant) or (b) the period of time specified in the applicable Award Agreement that follows the Holder’s Separation from Service (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award).

5.6           Amount Exercisable.  Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

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5.7           Exercise of Option.

(a)           General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (i) that the Holder wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which the Option is to be exercised and (iii) the address to which a stock certificate, if any, representing such shares of Stock should be mailed or delivered, or the account to which the shares of Stock represented by book or electronic entry should be delivered.  Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price (and all applicable federal, state, local and foreign withholding taxes described in Section 17.3) by any combination of the following: (w) cash, certified check, or bank draft for an amount equal to the Option Price under the Option, (x) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (y) as described further in (c) below, an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (z) except as specified below, any other form of payment which is acceptable to the Committee.  If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, or bank draft payable to the order of the Company.  Whenever an Option is exercised by exchanging shares of Stock owned by the Holder, the Holder shall deliver to the Company or its delegate certificates registered in the name of the Holder representing a number of shares of Stock legally and beneficially owned by the Holder, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange).  The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

(b)           Issuance of Shares.  Subject to Section 4.3 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy the aggregate option price and any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Holder certificates for the number of shares with respect to which the Option has been exercised, issued in the Holder's name.  Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Holder, at the address specified by the Holder or shall have transferred to the account designated by the Holder to which the shares of Stock represented by book or electronic entry are to be delivered.

(c)           Exercise Through Third-Party Broker.  The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable federal, state, local and foreign tax withholding resulting from such exercise.

(d)           Exercise of ISOs.  All ISOs granted to an Employee under this Article V shall be exercisable during his or her lifetime only by such Employee

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(e)           Limitations on Exercise Alternatives.  The Committee shall not permit a Holder to pay such Holder’s Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option.  In addition, the Committee shall not permit a Holder to pay such Holder’s Option Price upon the exercise of an Option by using shares of Stock other than Mature Shares.  An Option may not be exercised for a fraction of a share of Stock.

5.8           Notification of Disqualifying Disposition. If any Employee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Employee shall notify the Company of such disposition within ten (10) days thereof.

5.9           No Rights as Stockholder.  A Holder of an Option shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company.  Except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

5.10         $100,000 Limitation on ISOs.  To the extent that the aggregate Fair Market Value of shares of Stock with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to ISOs under the Plan and Stock subject to ISOs under all other plans of the Company, such Options shall be treated as NQSOs.  For this purpose, the “Fair Market Value” of the shares of Stock subject to Options shall be determined as of the date the Options were awarded.  In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first.  To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an ISO.

5.11         Separation from Service.  Each Award Agreement shall set forth the extent to which the Holder of an Option shall have the right to exercise the Option following the Holder’s Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Award Agreement or the Plan, and may reflect distinctions based on the reasons for termination or severance.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1           Authority to Grant SAR Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.  Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

6.2           General Terms.  Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR.  A SAR granted under the Plan may not be granted with any Dividend Equivalents rights.

6.3           SAR Agreement.  Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.  The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

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6.4           Term of SAR.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

6.5           Exercise of SARs.  Subject to the terms and provisions of the Plan and the applicable Award Agreement, a SAR may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be delivered or the account to which any shares of Stock payable as a result of the exercise of the SAR represented by book or electronic entry should be delivered.  In accordance with applicable law, a SAR may be exercised subject to whatever additional terms and conditions the Committee, in its sole discretion, imposes.

6.6           Payment of SAR Amount.  Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price of the SAR by the number of shares of Stock with respect to which the SAR is exercised.  At the discretion of the Committee, the payment upon SAR exercise may be in cash, in shares of Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.  The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

6.7           Separation from Service.  Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder’s Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination or severance.

6.8           No Rights as Stockholder.  A grantee of a SAR award, as such, shall have no rights as a stockholder.

6.9           Restrictions on Stock Received.  The Committee may impose such conditions and restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable.  These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1           Restricted Stock Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.  The amount of and the vesting, transferability and forfeiture restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion.  If the Committee imposes vesting, transferability and forfeiture restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate.  The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

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7.2           Restricted Stock Award Agreement.  Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

7.3           Holder’s Rights as Stockholder.  Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award.  Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently.  Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock.  During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement.  Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer or agent of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

ARTICLE VIII

RESTRICTED STOCK UNIT AWARDS

8.1           Authority to Grant RSU Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.  The amount of and the vesting, transferability and forfeiture restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion.  The Committee shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder.

8.2           RSU Award.  An RSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock (or equivalent value in cash) are actually transferred to the Holder until a later date specified in the applicable Award Agreement.  Each RSU shall have a value equal to the Fair Market Value of a share of Stock.

8.3           RSU Award Agreement.  Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, vesting, transferability and forfeiture restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

8.4           Dividend Equivalents.  An Award Agreement for an RSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

8.5           Form of Payment Under RSU Award.  Payment under an RSU Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement.

8.6           Time of Payment Under RSU Award. A Holder’s payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement.  The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

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8.7           Holder’s Rights as Stockholder.  Each recipient of an RSU Award shall have no rights of a stockholder with respect to the Holder’s RSUs.  A Holder shall have no voting rights with respect to any RSU Awards.

ARTICLE IX

PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS

9.1           Authority to Grant Performance Stock Awards and Performance Unit Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock Awards and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.  A Performance Stock Award is similar to a Restricted Stock Award but is subject to attainment of the applicable Performance Goals. A Performance Unit Award is similar to a RSU Award but is subject to attainment of the applicable Performance Goals.  The amount of and the vesting, transferability and forfeiture restrictions applicable to any Performance Stock Award or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine; provided, however, that the performance period for any Performance Stock Award or Performance Unit Award shall not be less than one year.  If the Committee imposes vesting, transferability and forfeiture restrictions on a Holder’s rights with respect to Performance Stock Award or Performance Unit Award, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate.  The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock Award or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable.

9.2           Performance Goals and Performance Criteria.

(a)           A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met.  Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Goals set forth in this Section 9.2, the Performance Goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Goals, which may be based on one or more business criteria that apply to the Employee, or one or more business units, subsidiaries, divisions, departments, regions, segments, products, or functions of the Company or its Affiliates, or the Company as a whole:  revenue, revenue growth, product revenue growth, revenue ratios, net revenue, net income or loss, operating income, pre-tax or after-tax income or loss (before or after allocation of corporate overhead and bonus), earnings, net earnings, earnings before interest, taxes, depreciation, and amortization (“EBITDA”), earnings before any one of, or combination of two or more of, interest, taxes, depreciation, amortization and/or any other financial adjustment to earnings set forth in the Company’s audited financial statements that is allowed under generally accepted accounting principles, earnings per share, earnings per share growth, economic value, economic value added, gross profits, operating profits, net operating profit, net profits, profit return, gross margin, profit margins, cash margins, operating margin, year-end cash, profit before tax, cash return on capitalization, operating expense, operating expense as a percentage of revenue, improvement in or attainment of expense levels, expense reductions, expense targets, gross sales, net sales, sales growth, net sales growth, return on sales, comparable sales growth, stock price, comparisons with various stock market indices, return on equity, return on assets, return on net assets, return on capital, return on capital compared to cost of capital, cost of capital, assets under management, return on capital employed, return on invested capital, debt to capital ratio, debt reduction, shareholder equity, improvement in or attainment of working capital levels, including cash, inventory levels, accounts receivable levels, return on equity, total shareholder return, shareholder return, shareholder value, growth in shareholder value relative to a pre-determined index, share price growth, financial ratios (including those measuring liquidity, activity, profitability or leverage), financial return ratio, cash flow, net cash flow, operating cash flow, cash flow from operations, free cash flow, cash flow per share (before or after dividends), cash flow return on investment, cash flow return on capital, cash value added performance, cost reductions, cost ratios, market share, proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, financing and other capital raising transactions (including sales of the company's equity or debt securities, acquisitions and divestitures, operating efficiencies, customer growth, total market value, credit rating, sales or licenses of the Company's and its Affiliates’ assets, including intellectual property, whether in a particular jurisdiction or territory or globally, operating efficiency, customer satisfaction, customer satisfaction rating, customer complaint frequency, incident resolution success ratio, problem resolution success ratio, productivity ratios, strategic plan development and implementation, succession plan development and implementation, improvements in productivity, employee satisfaction, employee turnover, and recruiting and maintaining personnel.  A Performance Goal may also be based on performance relative to a peer group of companies.  Unless otherwise stated, a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

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(b)           Performance Goals may be measured (a) on a per share, per capita, per unit, per square foot, per employee, per customer or other objective basis established by the Committee, (b) on a pre-tax or after-tax basis, or (c) on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index).

(c)           At the time the Committee establishes the terms and conditions of the applicable Performance Goal for an Award to a Covered Person intended to satisfy the requirements of section 162(m) of the Code, the Committee may, in the Committee’s discretion, provide that amounts relating to or arising from one or more of the following, as objectively defined by the Committee, may be included or excluded on a non-discretionary basis to the extent permitted by Code Section 162(m):

(i)	asset write-downs;

(ii)	the effect of changes in tax laws or other laws or provisions affecting reported results;

(iii)	any reorganization and restructuring programs;

(iv)	extraordinary nonrecurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year;

(v)	acquisitions or divestitures;

(vi)	foreign exchange gains and losses;

(vii)	changes in generally accepted accounting principles (“GAAP”);

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(viii)	items that are non-recurring, extraordinary, unusual in nature, infrequent in occurrence, and may be defined in an objective and non-discretionary manner under applicable GAAP accounting standards or other applicable accounting standards in effect from time to time or consistent with the Company’s accounting policies and practices in effect on the date the Performance Goal is established;

(ix)	the disposal or acquisition of all or a segment of a business;

(x)	the sale of investments or non-core assets;

(xi)	discontinued operations, categories or segments;

(xii)	legal claims, settlements and/or litigation and insurance recoveries relating thereto;

(xiii)	amortization, depreciation or impairment of tangible or intangible assets;

(xiv)	reductions in force, early retirement programs, or severance expense;

(xv)	investments, acquisitions or dispositions;

(xvi)	political, legal and other business interruptions (such as due to war, insurrection, riot, terrorism, confiscation, expropriation, nationalization, deprivation, seizure, and regulatory requirements);

(xvii)	natural catastrophes;

(xviii)	currency fluctuations;

(xix)	stock based compensation expense;

(xx)	early retirement of debt;

(xxi)	conversion of convertible debt securities; and

(xxii)	termination of real estate leases.

Each of the adjustments described above may relate to the Company as a whole or any part of the Company’s business or operations.

(d)           In interpreting Plan provisions applicable to Performance Goals and a Performance Stock Award and Performance Unit Award, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions.  Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied.  Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock Award or Performance Unit Award made pursuant to the Plan shall be determined by the Committee.  In the case of any Award to a Covered Employee that is intended to satisfy the requirements of section 162(m) of the Code, the Plan, such Award and the Award Agreement for such Award will be construed and administered to the maximum extent permitted by law in a manner consistent with satisfying the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees, notwithstanding anything to the contrary in the Plan.

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9.3           Time of Establishment of Performance Goals.  With respect to a Covered Employee, a Performance Goal for a particular Performance Stock Award or Performance Unit Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of twenty-five percent (25%) of the period of service, and in any event while the outcome is substantially uncertain.

9.4           Written Agreement.  Each Performance Stock Award or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and such other provisions not inconsistent with the Plan as the Committee may specify.

9.5           Form of Payment Under Performance Unit Award.  Payment under a Performance Unit Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement.

9.6           Time of Payment Under Performance Unit Award. A Holder’s payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement.  The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

9.7           Holder’s Rights as Stockholder With Respect to a Performance Stock Award.  Subject to the terms and conditions of the Plan and the applicable Award Agreement, a Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued shares of Stock are subject to forfeiture and restrictions on transfer, including, the right to vote such shares of Stock.

9.8           Increases Prohibited.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, none of the Committee, the Board, the Company or any Affiliate may increase the amount of compensation payable under a Performance Stock Award or Performance Unit Award.  The Committee may adjust downward, but not upward, the amount payable pursuant to such Awards, and the Committee may not waive the achievement of the applicable Performance Goals, except in the case of a change in ownership or control of the Company (as defined for purposes of Section 162(m)) or the death or Disability of the Employee.  If the time at which a Performance Stock Award or Performance Unit Award will vest or be paid is accelerated for any reason, the number of shares of Stock subject to, or the amount payable under, the Performance Stock Award or Performance Unit Award shall be reduced to the extent required under Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

9.9           Stockholder Approval.  No payments of Stock or cash will be made to a Covered Employee pursuant to this Article IX unless the stockholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied.

9.10         Dividend Equivalents.  An Award Agreement for a Performance Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

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ARTICLE X

CASH PERFORMANCE AWARDS

10.1         Authority to Grant Cash Performance Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash Performance Awards under the Plan to key executive Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company in such amounts and upon such terms as the Committee shall determine.  Subject to the following provisions in this Article X, the amount of any Cash Performance Awards shall be based on the attainment of such Performance Goals as the Committee may determine and the term, conditions and limitations applicable to any Cash Performance Awards made pursuant to the Plan shall be determined by the Committee.

10.2         Covered Employees.  The Performance Goals upon which the payment or vesting of a Cash Performance Award to a Covered Employee that is intended to qualify as Performance-Based Compensation must meet the requirements of Sections 9.2, 9.2, 9.8 and 9.8 as applied to such Cash Performance Award.

10.3         Written Agreement.  Each Cash Performance Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

10.4         Form of Payment Under Cash Performance Award.  Payment under a Cash Performance Award shall be made in cash.

10.5         Time of Payment Under Cash Performance Award. A Holder’s payment under a Cash Performance Award shall be made at such time as is specified in the applicable Award Agreement.  The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Cash Performance Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

ARTICLE XI

OTHER STOCK-BASED AWARDS

11.1         Authority to Grant Other Stock-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.  Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2         Value of Other Stock-Based Award.  Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee.

11.3         Written Agreement.  Each Other Stock-Based Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

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11.4         Payment of Other Stock-Based Award.  Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or any combination thereof, as the Committee determines.

11.5         Separation from Service.  The Committee shall determine the extent to which a Holder’s rights with respect to Other Stock-Based Awards shall be affected by the Holder’s Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan.

11.6         Time of Payment of Other Stock-Based Award. A Holder’s payment under an Other Stock-Based Award shall be made at such time as is specified in the applicable Award Agreement.  If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Other Stock-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

ARTICLE XII

OTHER CASH-BASED AWARDS

12.1         Authority to Grant Other Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Other Cash-Based Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.

12.2         Value of Other Cash-Based Award.  Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

12.3         Written Agreement.  Each Other Cash-Based Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

12.4         Payment of Other Cash-Based Award.  Payment, if any, with respect to an Other Cash-Based Award shall be made in accordance with the terms of the Award, in cash.

12.5         Time of Payment of Other Cash-Based Award. Payment under an Other Cash-Based Award shall be made at such time as is specified in the applicable Award Agreement.  If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Other Cash-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

12.6         Separation from Service.  The Committee shall determine the extent to which a Holder’s rights with respect to an Other Cash-Based Award shall be affected by the Holder’s Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Cash-Based Awards issued pursuant to the Plan.

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ARTICLE XIII

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Employees, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company.  The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

ARTICLE XIV

NON-EMPLOYEE DIRECTOR AWARDS

All Awards to Non-Employee Directors shall be determined by the Board.

ARTICLE XV

ADMINISTRATION

15.1         Awards.  The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Non-Employee Directors, the Plan shall be administered by the Board.  The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board.  The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

15.2         Authority of the Committee.

(a)           The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan.  A majority of the members of the Committee shall constitute a quorum for the transaction of business relating to the Plan or Awards made under the Plan, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.  Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held.  All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.  No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own willful misconduct.  In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including the following rights, powers and authorities to (i) determine the persons to whom and the time or times at which Awards will be made; (ii) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan; (iii) determine the terms, provisions and conditions of each Award, which need not be identical; (iv) accelerate the time at which any outstanding Award will vest; (v) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (vi) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

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(b)           The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within three (3) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish.

(c)           The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.

(d)           On a calendar year basis, the Committee may, by resolution, delegate to one or more of its members or to one or more officers of the Company the limited authority to grant Awards under the Plan during such calendar year (other than Awards pursuant to Article IX or Article X) to (i) designated classes of Employees who are not officers of the Company or any Affiliate and subject to the provisions of Section 16 of the Exchange Act and (ii) Third Party Service Providers.  The resolution providing such authorization must set forth the total number of shares of Stock that may be granted under Awards by the Chief Executive Officer during the calendar year.  The Chief Executive Officer of the Company shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

(e)           The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers shall be entitled to rely upon the advice, opinions, or valuations of any such person.  As permitted by law and the terms and provisions of the Plan, the Committee may delegate to one or more of its members or to one or more officers of the Company or its Affiliates or other Employees or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

15.3         Decisions Binding.  All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its stockholders, Holders and the estates and beneficiaries of Holders.

15.4         No Liability.  Under no circumstances shall the Company, its Affiliates, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, its Affiliates’, the Committee’s or the Board’s roles in connection with the Plan.

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ARTICLE XVI

AMENDMENT OR TERMINATION OF PLAN OR AWARD AGREEMENT

16.1         Amendment, Modification, Suspension, and Termination of the Plan.  Subject to Section 16.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan, provided, however, no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

16.2         Amendment, Modification, Suspension, and Termination of Award Agreement.  Subject to Section 16.3, the Committee may, in its discretion and at any time and from time to time, alter, amend, modify, suspend, or terminate any Award Agreement in whole or in part in any manner that it deems appropriate and that is consistent with the terms of the Plan or necessary to implement the requirements of the Plan.  Notwithstanding the preceding sentence, without the prior approval of the Company’s stockholders or except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR, or cancel a previously granted Option or previously granted SAR for a payment of cash or other property, in each case if the aggregate fair market value of such Option or SAR is less than the gross Option Price of such Option or the gross grant price of such SAR.

16.3         Awards Previously Granted.  Except as expressly provided otherwise under the Plan (including Sections 4.7, 4.8 and 4.9), no alteration, amendment, modification, suspension or termination of the Plan or an Award Agreement shall adversely affect in any material manner any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE XVII

MISCELLANEOUS

17.1         Unfunded Plan/No Establishment of a Trust Fund.  Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan.  No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.2         No Employment Obligation.  The granting of any Award shall not constitute an employment or service contract, express or implied, and shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ, or to utilize or continue to utilize the services of, any Holder.  The right of the Company or any Affiliate to terminate the employment of, or the provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment or service relationship at any time or for any reason not prohibited by law.

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17.3         Tax Withholding.

(a)           The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award.  In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions.

(b)           The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting or exercise of, or payment under, an Award by delivering to the Holder a reduced number of shares of Stock in the manner specified herein.  If permitted by the Committee and acceptable to the Holder, at the time of the vesting or exercise of, or payment under, an Award with respect to which the Company or an Affiliate has a tax withholding obligation the Company or the Affiliate may (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the date of the event giving rise to the withholding obligation approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation.  The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation.  Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 17.3.  The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such shares of Stock shall terminate.

(c)           The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award or other event requiring payment until the Company or an Affiliate has received payment from the Holder sufficient to cover the Minimum Statutory Tax Withholding Obligation of the Holder with respect to that vesting, exercise, lapse of restrictions or other event.  Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

17.4         Gender and Number.  If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

17.5         Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.6         Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

17.7         Other Compensation Plans.  The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees, Non-Employee Directors or Third Party Service Providers.

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17.8         Retirement and Welfare Plans. Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any person under the Company’s or any Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.

17.9         Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

17.10       Law Limitations/Governmental Approvals.  The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.11       Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

17.12       Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

17.13       Investment Representations.  The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

17.14       Persons Residing Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed Outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside Outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable (and any subplans and modifications to Plan terms and procedures established under this Section 17.14 by the Committee shall be attached to the Plan document as Appendices); an (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act or any securities law or governing statute or any other applicable law.

17.15       No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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17.16       Interpretation.  The term “including” means “including without limitation”.  The term “or” means “and/or” unless clearly indicated otherwise.  The term “vest” includes the lapse of restrictions on Awards, including Forfeiture Restrictions.  Reference herein to a “Section” shall be to a section of the Plan unless indicated otherwise.

17.17       Governing Law; Venue.  The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the sole and exclusive jurisdiction and venue of the federal or state courts of the State of Texas to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

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DXP ENTERPRISES, INC.

PROXY - ANNUAL MEETING OF SHAREHOLDERS – COMMON STOCK
June 20, 2016

Notice of Internet Availability of Proxy Material:
The Notice of Meeting, proxy statement and annual report are available at http://materials.proxyvote.com/233377.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned holder of Common Stock of DXP Enterprises, Inc. (“DXP”) hereby appoints David R. Little and Mac McConnell, or either of them, proxies of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of DXP to be held on Tuesday, June 20, 2016, at 9:00 a.m., Central Daylight Time, at the offices of DXP, 7272 Pinemont, Houston, Texas 77040 and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

Please mark, sign, date and return to Mac McConnell, 7272 Pinemont Drive, Houston, Texas 77040.

(1)	ELECTION OF DIRECTORS:

FOR all of the nominees listed below ☐ (except as indicated to the contrary below)	WITHHOLD AUTHORITY ☐ to vote for election of directors

NOMINEES: David R. Little, Cletus Davis, Timothy P. Halter, and Glenn Robinson

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

(2)	Approve the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan:
☐  For     ☐  Against     ☐  Abstain

(3)	Approve the material terms of the performance goals that are included in the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan
☐  For     ☐  Against     ☐  Abstain

(4)	Approve, as a non-binding advisory vote, the compensation of the named executive officers:
☐  For     ☐  Against     ☐  Abstain

In their discretion, the above-named proxies are authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not receive notice of the matter, in accordance with the bylaws, to be presented at the 2016 Annual Meeting of Shareholders after the close of business on the 120th day and prior to the close of business on the 90th day before the anniversary of the preceding year’s annual meeting, and (z) on other matters which may properly come before the 2016 Annual Meeting of Shareholders and any adjournments or postponements thereof or other matters permitted by Rule 14a-4(c) under the Exchange Act.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted (i) “FOR” the election of all of the director Nominees named in Item 1, or if any one or more of the nominees becomes unavailable, “FOR” another Nominee or other nominees to be selected by the Board of Directors, and (ii) “FOR” approval of Items 2, 3, and 4.

Signature of Shareholder(s):
Date:

Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

DXP ENTERPRISES, INC.

PROXY - ANNUAL MEETING OF SHAREHOLDERS – SERIES A PREFERRED STOCK
June 20, 2016

Notice of Internet Availability of Proxy Material:
The Notice of Meeting, proxy statement and annual report are available at http://materials.proxyvote.com/233377.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned holder of Series A Preferred Stock of DXP Enterprises, Inc. (“DXP”) hereby appoints David R. Little and Mac McConnell, or either of them, proxies of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of DXP to be held on Tuesday, June 20, 2016, at 9:00 a.m., Central Daylight Time, at the offices of DXP, 7272 Pinemont, Houston, Texas 77040 and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

Please mark, sign, date and return to Mac McConnell, 7272 Pinemont Drive, Houston, Texas 77040.

(1)	ELECTION OF DIRECTORS:

FOR all of the nominees listed below ☐ (except as indicated to the contrary below)	WITHHOLD AUTHORITY ☐ to vote for election of directors

NOMINEES: David R. Little, Cletus Davis, Timothy P. Halter, and Glenn Robinson

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

(2)	Approve the 2016 Omnibus Incentive Plan:
☐  For     ☐  Against     ☐  Abstain

(3)	Approve the material terms of the performance goals that are included in the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan
☐  For     ☐  Against     ☐  Abstain

(4)	Approve, as a non-binding advisory vote, the compensation of the named executive officers:
☐  For     ☐  Against     ☐  Abstain

In their discretion, the above-named proxies are authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not receive notice of the matter, in accordance with the bylaws, to be presented at the 2016 Annual Meeting of Shareholders after the close of business on the 120th day and prior to the close of business on the 90th day before the anniversary of the preceding year’s annual meeting, and (z) on other matters which may properly come before the 2016 Annual Meeting of Shareholders and any adjournments or postponements thereof or other matters permitted by Rule 14a-4(c) under the Exchange Act.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted (i) “FOR” the election of all of the director Nominees named in Item 1, or if any one or more of the nominees becomes unavailable, “FOR” another Nominee or other nominees to be selected by the Board of Directors, and (ii) “FOR” approval of Items 2, 3, and 4.

Signature of Shareholder(s):
Date:

Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

DXP ENTERPRISES, INC.

PROXY - ANNUAL MEETING OF SHAREHOLDERS – SERIES B PREFERRED STOCK
June 20, 2016

Notice of Internet Availability of Proxy Material:
The Notice of Meeting, proxy statement and annual report are available at http://materials.proxyvote.com/233377.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned holder of Series B Preferred Stock of DXP Enterprises, Inc. (“DXP”) hereby appoints David R. Little and Mac McConnell, or either of them, proxies of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of DXP to be held on Tuesday, June 20, 2016, at 9:00 a.m., Central Daylight Time, at the offices of DXP, 7272 Pinemont, Houston, Texas 77040 and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

Please mark, sign, date and return to Mac McConnell, 7272 Pinemont Drive, Houston, Texas 77040.

(1)	ELECTION OF DIRECTORS:

FOR all of the nominees listed below ☐ (except as indicated to the contrary below)	WITHHOLD AUTHORITY ☐ to vote for election of directors

NOMINEES: David R. Little, Cletus Davis, Timothy P. Halter, and Glenn Robinson

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

(2)	Approve the 2016 Omnibus Incentive Plan:
☐  For     ☐  Against     ☐  Abstain

(3)	Approve the material terms of the performance goals that are included in the DXP Enterprises, Inc. 2016 Omnibus Incentive Plan
☐  For     ☐  Against     ☐  Abstain

(4)	Approve, as a non-binding advisory vote, the compensation of the named executive officers:
☐  For     ☐  Against     ☐  Abstain

In their discretion, the above-named proxies are authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not receive notice of the matter, in accordance with the bylaws, to be presented at the 2016 Annual Meeting of Shareholders after the close of business on the 120th day and prior to the close of business on the 90th day before the anniversary of the preceding year’s annual meeting, and (z) on other matters which may properly come before the 2016 Annual Meeting of Shareholders and any adjournments or postponements thereof or other matters permitted by Rule 14a-4(c) under the Exchange Act.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted (i) “FOR” the election of all of the director Nominees named in Item 1, or if any one or more of the nominees becomes unavailable, “FOR” another Nominee or other nominees to be selected by the Board of Directors, and (ii) “FOR” approval of Items 2, 3, and 4.

Signature of Shareholder(s):
Date:

Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.